Stock Fund

Established 1965

(Closed to New Investors)

Third Quarter Report

September 30, 2005

2005

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/05 SF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Stock Fund had a total return of 5.5% for the third quarter of 2005, compared to 3.6% for the Standard & Poor’s 500 Index (S&P 500). For the nine months ended September 30, 2005, the Fund had a total return of 6.2%, compared to 2.8% for the S&P 500. Longer-term returns are on the following page. At quarter end, the Fund had total assets of $49.9 billion and a cash position of 5.5%.

The third quarter was marked by typical short-term volatility in the market and in the Fund. Of the 96 companies the Fund held during the period, 62 increased in value and 34 decreased. The Fund’s holdings in the Information Technology sector, like Hewlett-Packard (up 25%) and Motorola (up 21%), were particularly strong. Other stocks in the Fund, such as Delphi (down 41%) and HCA (down 15%), detracted from performance. We would like to remind readers that short-term volatility comes with investing in stocks. Our approach is to keep a steadfast eye on the long term as short-term uncertainty often creates long-term opportunity.

Inputs in Our Stock Selection Process

If you have been a reader of our quarterly letters, you know we are long-term investors who ask ourselves a simple question: do we want to become part owner of a company for the next three-to-five years? The three key inputs we consider to answer this question are: 1) a company’s current valuation, 2) its current condition and 3) its future prospects. We use fundamental research to analyze the relationship between these inputs and concentrate our efforts on understanding the range of potential outcomes (from optimistic to pessimistic scenarios) for an individual company’s earnings and cash flow over the long term.

Since we focus on companies’ future prospects as a part of our analysis, we do look into our “crystal ball” from time to time to gauge the landscape in which our companies will be operating. Three long-term trends appear on balance to be pushing the world economy into a fertile and productive period, although as we illustrate later with Delphi, our crystal ball can be as clouded as anyone’s. First, the pace of technological innovation will continue to be rapid: developments in bioscience, innovation in materials and energy alternatives, and the declining cost of computing power and communications will require that companies continue to adapt and invest for their future survival. Second, the developing world (85% of the world’s population and approximately 25% of the global economy) will most likely lead global growth over the long term and become a significantly larger portion of the global economy. Third, the U.S. economy will remain vibrant. Finally, a partial negative—with interest rates at historically low levels, there is a high probability they will rise in the future along with inflation. Despite moderately higher rates, we expect economic progress to continue.

In 2000 and 2001, when weighing our three key inputs to stock selection, valuation was by far the most important input in a market dominated by companies with stratospheric valuations. Since then,

the valuation range within the equity market has narrowed dramatically, and we can now seriously consider strong companies that were once priced beyond our reach—many of which appear well positioned to potentially benefit from the long-term trends outlined above.

Examples of current holdings with reasonable valuations in the “cross-hairs” of accelerating technological innovation and/or growing demand from the developing world include (for reference: S&P 500’s price-to-earnings (P/E) ratio is 15 times 2006 estimated earnings):

FedEx: a premier package delivery company that trades at 16 times 2006 estimated earnings. FedEx should continue to expand margins through technological innovation and benefit from ever increasing global trade and supply trade management.

Hewlett-Packard: a diversified information technology company that trades at 16 times 2006 estimated earnings. HP is taking steps to defend its printer franchise and make its non-printer businesses (software, services, servers and computers representing 75% of the company’s revenue) profitable. Over half of the company’s revenues come from outside the U.S.

News Corp.: a worldwide producer of information and entertainment “content.” The company also owns distribution platforms such as broadcast and satellite television, cable channels, and newspapers. The company has stable cash flow and a reasonable valuation (17 times 2006 estimated earnings) for a diversified media company.

Pfizer: the world’s largest pharmaceutical company is trading at 11 times 2006 estimated earnings. Patent expirations will continue to be a headwind to earnings in the near term, but new products, share repurchases, cost savings from past mergers, and growing sales from existing products should eventually lead to respectable earnings-per-share growth. Nearly half of Pfizer’s revenues come from overseas.

sanofi-aventis: a leading French pharmaceutical company trading at 14 times 2006 estimated earnings with an interesting drug pipeline, global reach (15% of profits from emerging markets and growing), and an impressive management team.

Thermo Electron: a leading manufacturer of measurement equipment trading at 17 times 2006 estimated earnings in a consolidating, increasingly global industry (life sciences are expected to grow rapidly in China and India). Almost 20% of the company’s revenues come from Asia, and it also has the opportunity to grow its servicing business.

Wal-Mart: the dominant retailer trades at a reasonable valuation (16 times 2006 estimated earnings and at a historically low market capitalization to sales ratio). They still have good prospects in the U.S. and are well on their way to taking their core competencies overseas (international is now 20% of total sales).

A note of caution: While we believe the global spread of free market economic principles may lead to many opportunities for the long-

1 / Dodge & Cox Stock Fund

Ten Years of Investment Performance

term investor, forecasting is difficult in a rapidly changing world. The same forces that can create new opportunities and wealth can simultaneously destroy others when playing fields are leveled and profitable products suddenly become obsolete. Progress is not always smooth and potholes in the road will undoubtedly appear—a long-term investment horizon is crucial. Portfolio diversification is also important. We discuss the companies above to illustrate our investment approach, not because we believe they are more attractive than the Fund’s other 82 holdings.

Disappointment at Delphi

A disappointment occurred shortly after quarter end when Delphi filed for Chapter 11 bankruptcy. We sold the Fund’s position in Delphi after this announcement. We originally invested in Delphi (General Motor’s (GM) formerly owned parts manufacturer) because of its low valuation, its product and patent position, and its growing revenue in auto parts to non-GM customers. Delphi’s non-GM business recently represented just over 50% of its total revenue and is profitable. Delphi’s challenge has been its GM-related business. Because of United Auto Workers (UAW)/GM contracts, these businesses were saddled with high labor costs and very little flexibility. Delphi’s previous management had hoped to make significant changes in 2007 when they could directly negotiate with the UAW. Unfortunately, weakness at GM in 2005 and the rapid rise in material costs turned serious problems into urgent ones. New management took an aggressive posture and sought significant concessions from both GM and the UAW. An agreement was not reached, and management chose bankruptcy as an avenue toward lowering its cost structure.

We are always searching for potential investments in out-of-favor, low-valuation areas of the market. However, there is never a guarantee that significant problems, which appear to be discounted in a company’s stock price, won’t get worse. Despite the disappointment with Delphi, the Fund’s diversification means that this event had a minimal impact on the Fund’s performance. We continue to seek opportunities in the equity market which will reward shareholders over the long term, just as we continue to examine and learn from our mistakes.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

November 3, 2005

through September 30, 2005 (in thousands)

Average annual total return for periods ended September 30, 2005

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	19.60%	12.83%	14.67%	15.61%
S&P 500	12.23	(1.49)	9.49	12.72

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

Dodge & Cox Stock Fund / 2

Fund Information	September 30, 2005

General Information

Net Asset Value Per Share	$136.11
Total Net Assets (millions)	$49,916
2004 Expense Ratio	0.53%
2004 Portfolio Turnover	11%
30-Day SEC Yield[1]	1.14%
Fund Inception	1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

Stock Characteristics	Fund	S&P 500
Number of Stocks	89	500
Median Market Capitalization (billions)	$18	$11
Weighted-Avg. Market Capitalization (billions)	$51	$90
Price-to-Earnings Ratio[2]	15.6x	15.9x
Price-to-Book Value Ratio	2.1x	2.8x
Foreign Stocks[3] (% of Fund)	17.3%	0.0%

Ten Largest Holdings[4]	% of Fund
Hewlett-Packard Co.	3.9
Comcast Corp. Class A	3.0
Time Warner, Inc.	2.6
Cardinal Health, Inc.	2.6
News Corp. Class A	2.5
McDonald’s Corp.	2.5
Chevron Corp.	2.5
Sony Corp. ADR (Japan)	2.4
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	2.2
Union Pacific Corp.	2.1

Asset Allocation

Sector Diversification	Fund	S&P 500
Consumer Discretionary	20.0%	10.7%
Financials	17.4	20.1
Health Care	14.9	13.3
Information Technology	13.6	15.3
Energy	8.8	10.3
Materials	7.3	2.9
Industrials	6.3	11.1
Consumer Staples	3.8	9.6
Utilities	1.9	3.6
Telecommunication Services	0.5	3.1

1   SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.

2   The Fund’s price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items. The S&P 500’s P/E ratio is calculated by Standard & Poor’s and uses an aggregated estimate of forward earnings.

3   Foreign stocks are U.S. dollar-denominated.

4   The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox Stock Fund

Portfolio of Investments (unaudited)	September 30, 2005

COMMON STOCKS: 94.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.0%
AUTOMOBILES & COMPONENTS: 0.7%
Delphi Corp.(c)	35,940,732	$99,196,420
Honda Motor Co. Ltd. ADR(b) (Japan)	8,146,800	231,369,120

		330,565,540
CONSUMER DURABLES & APPAREL: 5.7%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	62,940,700	1,076,915,377
Sony Corp. ADR(b) (Japan)	36,055,200	1,196,672,088
Thomson ADR(b) (France)	5,184,000	108,241,920
VF Corp.	3,457,200	200,413,884
Whirlpool Corp.(c)	3,558,750	269,646,487

		2,851,889,756
CONSUMER SERVICES: 2.5%
McDonald’s Corp.	36,718,900	1,229,715,961

MEDIA: 9.0%
Comcast Corp. Class A(a)	50,798,130	1,492,449,059
Discovery Holdings Co. Series A(a)	3,339,960	48,229,022
Interpublic Group of Companies, Inc.(a)	11,890,200	138,401,928
Liberty Media Corp. Series A(a)	33,399,600	268,866,780
News Corp. Class A	78,965,238	1,231,068,061
Time Warner, Inc.	72,800,400	1,318,415,244

		4,497,430,094
RETAILING: 2.1%
Dillard’s, Inc. Class A(c)	5,161,600	107,774,208
Federated Department Stores, Inc.	5,556,973	371,594,785
Gap, Inc.	10,644,900	185,540,607
Genuine Parts Co.(c)	8,926,300	382,938,270

		1,047,847,870

		9,957,449,221
CONSUMER STAPLES: 3.8%
FOOD & STAPLES RETAILING: 2.0%
Wal-Mart Stores, Inc.	22,400,000	981,568,000

FOOD, BEVERAGE & TOBACCO: 1.8%
Unilever N.V.(b) (Netherlands)	12,675,300	905,650,185

		1,887,218,185
ENERGY: 8.8%
Amerada Hess Corp.	2,699,400	371,167,500
Baker Hughes, Inc.	9,687,850	578,170,888
Chevron Corp.	18,988,305	1,229,112,982
ConocoPhillips	11,252,100	786,634,311
Occidental Petroleum Corp.	5,137,200	438,870,996
Royal Dutch Shell plc ADR(b) (Netherlands)	10,407,864	716,789,594
Schlumberger Ltd.	3,160,600	266,691,428

		4,387,437,699
FINANCIALS: 17.4%
BANKS: 3.4%
Golden West Financial Corp.	8,871,200	526,860,568

	SHARES	VALUE
Wachovia Corp.	17,249,200	$820,889,428
Wells Fargo & Co.	6,028,000	353,059,960

		1,700,809,956
DIVERSIFIED FINANCIALS: 4.4%
Capital One Financial Corp.	10,942,500	870,147,600
CIT Group, Inc.	5,381,200	243,122,616
Citigroup, Inc.	15,165,600	690,338,112
JPMorgan Chase & Co.	11,282,328	382,809,389

		2,186,417,717
INSURANCE: 7.3%
AEGON N.V.(b) (Netherlands)	34,471,146	513,620,075
Chubb Corp.	5,721,050	512,320,028
Genworth Financial, Inc. Class A	8,842,000	285,066,080
Loews Corp.	7,495,800	692,686,878
MBIA, Inc.	1,761,600	106,788,192
Safeco Corp.	5,043,000	269,195,340
St. Paul Travelers Companies, Inc.	22,736,350	1,020,180,024
Torchmark Corp.	152,784	8,071,579
UnumProvident Corp.	11,712,700	240,110,350

		3,648,038,546
REAL ESTATE: 2.3%
Equity Office Properties Trust(c)	22,989,400	751,983,274
Equity Residential Properties Trust	10,798,900	408,738,365

		1,160,721,639

		8,695,987,858
HEALTH CARE: 14.9%
HEALTH CARE EQUIPMENT & SERVICES: 7.3%
Becton, Dickinson & Co.	4,209,350	220,696,221
Cardinal Health, Inc.	20,444,350	1,296,989,564
HCA, Inc.(c)	20,475,800	981,200,336
Thermo Electron Corp.(a),(c)	8,906,800	275,220,120
WellPoint, Inc.(a)	11,576,200	877,707,484

		3,651,813,725
PHARMACEUTICALS & BIOTECHNOLOGY: 7.6%
Bristol-Myers Squibb Co.	8,080,150	194,408,409
GlaxoSmithKline plc ADR(b) (United Kingdom)	13,158,300	674,757,624
Pfizer, Inc.	37,884,325	945,971,595
sanofi-aventis ADR(b) (France)	16,718,500	694,653,675
Schering-Plough Corp.	37,087,700	780,696,085
Wyeth	10,835,400	501,353,958

		3,791,841,346

		7,443,655,071
INDUSTRIALS: 6.3%
CAPITAL GOODS: 1.7%
American Power Conversion Corp.	4,847,281	125,544,578
Fluor Corp.(c)	4,362,050	280,828,779
Masco Corp.	9,481,600	290,895,488
Volvo A.B. ADR(b) (Sweden)	3,349,900	146,199,686

		843,468,531

Dodge & Cox Stock Fund / 4

Portfolio of Investments (unaudited)	September 30, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.5%
Pitney Bowes, Inc.	6,138,250	$256,210,555

TRANSPORTATION: 4.1%
FedEx Corp.	11,551,800	1,006,508,334
Union Pacific Corp.(c)	14,815,250	1,062,253,425

		2,068,761,759

		3,168,440,845
INFORMATION TECHNOLOGY: 13.6%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Freescale Semiconductor, Inc. Class A(a)	5,964,300	139,624,263
Freescale Semiconductor, Inc. Class B(a)	1,616,547	38,118,178

		177,742,441
SOFTWARE & SERVICES: 3.8%
BMC Software, Inc.(a),(c)	15,440,000	325,784,000
Computer Sciences Corp.(a),(c)	12,853,900	608,118,009
Compuware Corp.(a),(c)	19,297,600	183,327,200
Electronic Data Systems Corp.(c)	34,697,300	778,607,412

		1,895,836,621
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.5%
Avaya, Inc.(a),(c)	31,552,500	324,990,750
Hewlett-Packard Co.	65,824,063	1,922,062,640
Hitachi Ltd. ADR(b) (Japan)	3,827,900	242,650,581
Motorola, Inc.	37,178,200	821,266,438
NCR Corp.(a)	7,401,000	236,165,910
Sun Microsystems, Inc.(a)	76,052,600	298,126,192
Xerox Corp.(a),(c)	64,118,600	875,218,890

		4,720,481,401

		6,794,060,463
MATERIALS: 7.3%
Akzo Nobel N.V. ADR(b),(c) (Netherlands)	16,294,523	711,255,929
Alcoa, Inc.	6,060,683	148,001,879
Dow Chemical Co.	20,238,414	843,334,712
Engelhard Corp.(c)	8,265,600	230,692,896
International Paper Co.	6,920,900	206,242,820
Lubrizol Corp.	838,225	36,320,289
NOVA Chemicals Corp.(b),(c) (Canada)	4,737,970	174,357,296
Rio Tinto plc ADR(b) (United Kingdom)	4,616,631	758,512,473
Rohm and Haas Co.	6,771,900	278,528,247
Syngenta A.G. ADR(b) (Switzerland)	12,612,900	264,870,900

		3,652,117,441
TELECOMMUNICATION SERVICES: 0.5%
Vodafone Group plc ADR(b) (United Kingdom)	9,146,300	237,529,411

		237,529,411
UTILITIES: 1.9%
Duke Energy Corp.	23,845,700	695,579,069
FirstEnergy Corp.	4,472,700	233,117,124

		928,696,193

TOTAL COMMON STOCKS (Cost $36,126,959,833)		47,152,592,387

SHORT-TERM INVESTMENTS: 5.5%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$248,424,885	$248,424,885
State Street Repurchase Agreement, 3.00%, 10/3/05, maturity value $1,013,488,309 (collateralized by U.S. Treasury Securities, value $1,033,505,951, 2.625%-4.125%, 11/15/06-5/15/10)	1,013,235,000	1,013,235,000
U.S. Treasury Bills
10/13/05	50,000,000	49,945,500
11/17/05	200,000,000	199,115,486
12/8/05	250,000,000	248,416,167
12/22/05	375,000,000	372,081,028
1/19/06	300,000,000	296,808,853
2/9/06	125,000,000	123,365,911
3/2/06	200,000,000	196,871,333

TOTAL SHORT-TERM INVESTMENTS (Cost $2,748,264,163)		2,748,264,163

TOTAL INVESTMENTS (Cost $38,875,223,996)	100.0%	49,900,856,550
OTHER ASSETS LESS LIABILITIES	—	15,061,725

TOTAL NET ASSETS	100.0%	$49,915,918,275

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities

5/ Dodge & Cox Stock Fund

Notes to Portfolio of Investments (unaudited)

Security valuation.    The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions.    Security transactions are recorded on the trade date.

Income tax matters.    At September 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $11,025,632,554 of which $11,597,759,293 represented appreciated securities and $572,126,739 represented depreciated securities.

Holdings of 5% voting securities.    Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the nine-month period ended September 30, 2005. Transactions during the period in securities of affiliated companies were as follows:

	Shares at December 31, 2004	Additions	Reductions	Shares at September 30, 2005	Dividend Income[1]	Value at September 30, 2005
AT&T Corp.	52,008,200	—	(52,008,200)	—	$15,069,444	$	— [3]
Akzo Nobel N.V. ADR (Netherlands)	18,186,723	—	(1,892,200)	16,294,523	15,758,795		711,255,929
Avaya, Inc.	12,229,400	19,417,000	(93,900)	31,552,500	— [2]		324,990,750
BMC Software, Inc.	11,787,600	3,700,000	(47,600)	15,440,000	— [2]		325,784,000
Computer Sciences Corp.	12,893,600	—	(39,700)	12,853,900	— [2]		608,118,009
Compuware Corp.	19,357,100	—	(59,500)	19,297,600	— [2]		— [3]
Delphi Corp.	36,051,632	—	(110,900)	35,940,732	1,622,323		99,196,420
Dillard’s, Inc. Class A	5,177,500	—	(15,900)	5,161,600	620,664		107,774,208
Electronic Data Systems Corp.	33,204,400	1,600,000	(107,100)	34,697,300	5,135,305		778,607,412
Engelhard Corp.	6,266,100	2,025,000	(25,500)	8,265,600	2,858,736		230,692,896
Equity Office Properties Trust	22,260,300	800,000	(70,900)	22,989,400	34,555,000		751,983,274
Fluor Corp.	4,375,550	—	(13,500)	4,362,050	2,098,104		280,828,779
Genuine Parts Co.	8,953,800	—	(27,500)	8,926,300	8,385,593		382,938,270
HCA, Inc.	26,418,400	200,000	(6,142,600)	20,475,800	10,524,522		— [3]
May Department Stores Co.	17,894,400	—	(17,894,400)	—	13,138,909		— [3]
NOVA Chemicals Corp. (Canada)	4,752,570	—	(14,600)	4,737,970	976,879		174,357,296
Storage Technology Corp.	7,511,200	—	(7,511,200)	—	— [2]		— [3]
Thermo Electron Corp.	7,433,400	1,500,000	(26,600)	8,906,800	— [2]		275,220,120
Union Pacific Corp.	13,860,950	1,000,000	(45,700)	14,815,250	13,361,145		1,062,253,425
Whirlpool Corp.	4,388,050	—	(829,300)	3,558,750	5,303,985		269,646,487
Xerox Corp.	45,764,500	18,552,000	(197,900)	64,118,600	— [2]		875,218,890

					$129,409,404		$7,258,866,165

[1]	Net of foreign taxes, if any
[2]	Non-income producing
[3]	Company was not an affiliate at the end of the period

Other.    For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

Dodge & Cox Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

International

Stock Fund

Established 2001

Third Quarter Report

September 30, 2005

2005

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  September 30, 2005, the end of the reporting period.  Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/05 ISF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox International Stock Fund had a total return of 9.7% for the third quarter of 2005, compared to a total return of 10.4% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. For the nine months ended September 30, 2005, the Fund had a total return of 11.6% compared to the total return of 9.1% for the MSCI EAFE. Longer-term returns are on the following page. The Fund had total assets of $10.7 billion at quarter end and a cash position of 5.6%.

Performance Review

Though the International Stock Fund performed well during the third quarter on an absolute basis, the Fund modestly underperformed the MSCI EAFE. The U.S. dollar had a slightly negative impact (approximately 1%) on both the performance of the Fund and the market during the quarter. The Fund’s investments in Financials were up an average of 20% during the quarter, compared to a 11% return for the MSCI EAFE Financials sector. Strong individual performers included Mitsubishi Tokyo Financial Group (up 54%), Unibanco (up 39%) and Kookmin Bank (up 30%).

In contrast, the Fund’s investments in the Information Technology sector detracted from performance, returning –5% compared to +6% for the MSCI EAFE sector. Seiko Epson (down 22%) and LG.Philips (down 10%) particularly underperformed. The share price of Seiko Epson, a Japanese maker of printers and cell phone screens, fell due to lower-than-expected profits and increased competition. The share price of LG.Philips, a Korean maker of flat panel screens, declined in light of weak pricing and concerns about over-supply in the flat panel market. We believe that both Seiko Epson and LG.Philips are attractive long-term investments due to their low valuations and strong competitive positioning.

We would like to remind readers that short-term volatility comes with investing in stocks. Our approach is to keep a steadfast eye on the long term as short-term uncertainty often creates long-term opportunity.

Investment Discipline in a Higher-Valuation Environment

Over the past three years, international equities have produced extraordinary returns, and valuations have increased meaningfully. From September 30, 2002 to September 30, 2005, the MSCI EAFE

returned 25% on an annualized basis—well above the 35-year average of 11%.

As we search for attractive investment ideas against the backdrop of higher valuations, we continue to apply the same investment discipline—we want to become owners of individual companies with earnings and cash flow growth not reflected in the current valuation. Two of our new investments in the portfolio during the quarter, TOTO and VNU, illustrate this approach.

TOTO is the largest maker of bathroom fixtures in Japan. The company has 60% market share in Japan, a strong balance sheet, and generates significant free cash flow. TOTO’s historically low valuation (60% of sales) reflects concern about the growth in Japan’s housing market. While this concern is valid, we believe that TOTO stands to benefit from growth in renovation demand in Japan, as well as from high-end product sales internationally.

Netherlands-based VNU is the world’s leading media and market research company, with assets such as Nielsen Media Research and ACNielsen. The company has strong recurring revenue from multi-year contracts and has attractive growth prospects. We believe that the company’s current valuation reflects concerns about capital allocation and increased competition. However, we believe that VNU’s unique assets and dominant market share in its core businesses are defensible in the long run.

We discuss the companies above to illustrate our investment approach, not because we believe they are more attractive than the Fund’s other 70 holdings.

The Value of a Penny

We often highlight aspects of our investment process to illustrate the factors we examine when making investment decisions about what to own. Sometimes, how we invest can also have an impact on performance. While not the primary drivers behind our investment decisions, considerations such as share class, the form of dividend distributions, tax issues, and voting rights can impact returns.

Lafarge, a French-based global producer of construction materials, is a case in point. Lafarge has a unique corporate structure whereby investors who have owned the stock for longer than two years are entitled to an extra “loyalty” dividend if they choose to register their

1 / Dodge & Cox International Stock Fund

Investment Performance

shares with the company. However, the tradeoff is that investors must de-register the shares before they are sold, potentially extending the amount of time it would take to sell shares. Given our long-term investment horizon, we chose to receive the loyalty dividend as a way to potentially enhance returns.

We also focus on keeping the Fund’s expenses low. As the Fund’s assets have increased, the expense ratio has declined from 0.90%* at inception of the Fund to 0.72% at June 30, 2005.

We believe this philosophy of “saving pennies” puts more money into the pockets of our shareholders.

Outlook

International markets have increased significantly over the past three years and, with higher valuations today, future returns are likely to be lower, perhaps significantly so. That said, we believe our focus on evaluating each company’s absolute investment merit over the long term will continue to serve the Fund’s shareholders well.

In Closing

Thank you for your continued confidence in the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

Sincerely,

Harry R. Hagey Chairman November 3, 2005	Diana S. Strandberg Vice President

Total return for periods ended September 30, 2005

Average Annual Total return for periods ending September 30, 2005

	1 Year	3 Years	Since Inception (5/1/01)
Dodge & Cox International Stock Fund*	29.63%	34.45%	14.00%
MSCI EAFE	25.80	24.61	6.13

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

*	Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

Risks of International Investing: Foreign investing, especially in developing countries,

has special risks such as currency and market volatility and political and social instability.

These and other risk considerations are

discussed in the Fund’s prospectus.

Dodge & Cox International Stock Fund / 2

Fund Information	September 30, 2005

General Information

Net Asset Value Per Share	$34.20
Total Net Assets (millions)	$10,728
2004 Expense Ratio	0.77%
2004 Turnover Ratio	6%
30-Day SEC Yield[1]	1.39%
Fund Inception Date	May 1, 2001

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 17 years.

Asset Allocation

Portfolio Characteristics	Fund	MSCI EAFE
Number of Stocks	72	1,141
Median Market Capitalization (billions)	$12	$3
Weighted-Avg. Market Capitalization (billions)	$43	$48
Price-to-Earnings Ratio[2]	15x	16x
Price-to-Book Value Ratio	1.9x	2.3x
Countries Represented	20	21
Emerging Markets (Brazil, South Korea, Mexico, South Africa, Israel, Thailand)	14.7%	0.0%

Ten Largest Holdings[3]	% of Fund
Mitsubishi Tokyo Financial Group, Inc. ADR (Japan)	3.2
News Corp. Class A (United States)	2.9
Matsushita Electric Industrial Co., Ltd. (Japan)	2.8
GlaxoSmithKline plc ADR (United Kingdom)	2.7
sanofi-aventis (France)	2.7
Sony Corp. (Japan)	2.5
Central Japan Railway Co. (Japan)	2.5
Royal Dutch Shell plc ADR (Netherlands)	2.3
Norsk Hydro A.S.A. ADR (Norway)	2.3
Royal Bank of Scotland Group plc (United Kingdom)	2.2

Region Diversification	Fund	MSCI EAFE
Europe (excluding United Kingdom)	36.5%	43.0%
Japan	24.7	23.6
United Kingdom	9.8	25.2
Latin America	8.2	0.0
Pacific (excluding Japan)	8.1	8.2
United States	4.5	0.0
Africa	1.1	0.0
Middle East	0.9	0.0
Canada	0.6	0.0

Sector Diversification	Fund	MSCI EAFE
Financials	20.2%	27.3%
Consumer Discretionary	17.2	12.1
Materials	11.7	7.8
Energy	9.7	9.2
Information Technology	9.3	5.8
Health Care	8.1	8.0
Industrials	6.6	10.3
Consumer Staples	5.9	7.9
Telecommunication Services	4.2	6.4
Utilities	1.5	5.2

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	The Fund’s price-to-earnings (P/E) ratio is calculated using fiscal year-end earnings and excludes extraordinary items.
[3]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

3 / Dodge & Cox International Stock Fund

Portfolio of Investments (unaudited)	September 30, 2005

COMMON STOCKS: 88.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 17.2%
AUTOMOBILES & COMPONENTS: 1.9%
Honda Motor Co. Ltd. ADR(b) (Japan)	7,204,000	$204,593,600

CONSUMER DURABLES & APPAREL: 11.2%
A.B. Electrolux Series B (Sweden)	7,185,100	168,073,056
Consorcio Ara S.A. de C.V.(c) (Mexico)	20,676,100	78,555,370
Corporacion Geo S.A. de C.V.Series B(a),(c) (Mexico)	42,105,400	131,028,737
Matsushita Electric Industrial Co., Ltd. (Japan)	17,691,000	299,417,295
Sony Corp. (Japan)	8,176,500	268,424,089
Thomson (France)	7,901,000	164,222,878
Yamaha Corp. (Japan)	5,667,600	98,018,254

		1,207,739,679
CONSUMER SERVICES: 0.7%
Elior (France)	5,122,160	71,078,887

MEDIA: 3.4%
News Corp. Class A (United States)	19,942,492	310,903,450
VNU NV (Netherlands)	1,750,000	54,981,330

		365,884,780

		1,849,296,946
CONSUMER STAPLES: 5.9%
FOOD, BEVERAGE & TOBACCO: 5.2%
Fomento Economico Mexicano, S.A. de C.V. ADR(b) (Mexico)	2,714,058	189,766,935
Kikkoman Corp. (Japan)	2,891,000	27,734,466
Nestle S.A. (Switzerland)	676,000	197,848,566
Tiger Brands Limited (South Africa)	307,407	6,753,331
Unilever N.V.(b) (Netherlands)	1,943,900	138,891,655

		560,994,953
HOUSEHOLD & PERSONAL PRODUCTS: 0.7%
Aderans Co.(c) (Japan)	2,733,200	74,572,434

		635,567,387
ENERGY: 7.5%
Norsk Hydro A.S.A. ADR(b) (Norway)	2,186,500	243,248,125
Royal Dutch Shell plc ADR(b) (Netherlands)	3,715,000	243,852,600
Schlumberger Ltd. (United States)	2,050,000	172,979,000
Total S.A. (France)	538,500	146,929,276

		807,009,001
FINANCIALS: 18.8%
BANKS: 14.7%
Banco Santander Central Hispano, S.A. (Spain)	15,920,000	209,058,929
DBS Group Holdings Ltd. (Singapore)	25,642,000	239,354,621
KASIKORNBANK PCL NVDR (Thailand)	30,436,700	46,346,540
KASIKORNBANK PCL Foreign (Thailand)	7,834,400	12,788,520
Kookmin Bank ADR(b) (South Korea)	1,947,900	115,413,075
Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)	26,597,400	346,564,122
Royal Bank of Scotland Group plc (United Kingdom)	8,495,972	240,872,478

	SHARES	VALUE
Shinsei Bank, Ltd. (Japan)	32,828,000	$206,583,524
Standard Bank Group Limited (South Africa)	10,096,234	111,059,209
Standard Chartered plc (United Kingdom)	2,555,000	55,059,901

		1,583,100,919
DIVERSIFIED FINANCIALS: 1.9%
Credit Suisse Group (Switzerland)	4,545,000	201,110,854

INSURANCE: 2.2%
AEGON N.V. (Netherlands)	9,869,999	146,450,062
Converium Holdings A.G.(a),(c) (Switzerland)	8,918,646	89,878,629

		236,328,691

		2,020,540,464
HEALTH CARE: 6.7%
HEALTH CARE EQUIPMENT & SERVICES: 1.3%
MEDICEO Holdings Co., Ltd. (Japan)	8,459,700	134,765,508

PHARMACEUTICALS & BIOTECHNOLOGY: 5.4%
GlaxoSmithKline plc ADR(b) (United Kingdom)	5,705,000	292,552,400
sanofi-aventis (France)	3,509,000	289,842,165

		582,394,565

		717,160,073
INDUSTRIALS: 6.6%
CAPITAL GOODS: 4.1%
CNH Global N.V.(b) (Netherlands)	1,108,520	21,837,844
Nexans(c) (France)	1,616,440	74,672,627
Sulzer A.G. (Switzerland)	170,500	86,372,447
TOTO Ltd. (Japan)	11,898,000	94,245,731
Volvo A.B. (Sweden)	3,686,600	160,357,193

		437,485,842
TRANSPORTATION: 2.5%
Central Japan Railway Co. (Japan)	34,050	264,919,909

		702,405,751
INFORMATION TECHNOLOGY: 9.3%
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.3%
Brother Industries, Ltd.(c) (Japan)	19,244,000	168,355,360
Canon, Inc. (Japan)	1,114,700	60,140,037
EPCOS A.G.(a) (Germany)	2,770,000	36,175,522
Hitachi Ltd. (Japan)	32,498,000	205,650,959
LG.Philips LCD Co., Ltd. ADR(a),(b) (South Korea)	3,400,000	69,904,000
Nokia Oyj (Finland)	9,100,000	152,408,666
Oce N.V.(c) (Netherlands)	6,718,524	105,177,728
Seiko Epson Corp. (Japan)	7,688,100	197,581,869

		995,394,141
MATERIALS: 11.7%
Akzo Nobel N.V. (Netherlands)	1,591,100	69,334,682
BASF A.G. (Germany)	3,000,400	225,301,804
Bayer A.G. (Germany)	2,897,000	106,123,463
BHP Billiton Ltd. (Australia)	6,785,078	115,113,125
Givaudan S.A. (Switzerland)	43,100	27,591,722

Dodge & Cox International Stock Fund / 4

Portfolio of Investments (unaudited)	September 30, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
Imperial Chemical Industries plc (United Kingdom)	18,945,762	$99,899,727
Kemira GrowHow Oyj (Finland)	1,757,393	14,062,049
Lafarge (France)	1,742,825	153,274,659
LANXESS A.G.(a) (Germany)	2,844,700	84,760,527
Makhteshim-Agan Industries Ltd. (Israel)	17,800,000	100,523,765
NOVA Chemicals Corp. (Canada)	1,587,900	58,413,841
Rinker Group Ltd. (Australia)	3,050,000	38,558,875
Rio Tinto plc (United Kingdom)	1,884,400	76,967,006
Yara International A.S.A. (Norway)	4,618,710	83,399,497

		1,253,324,742
TELECOMMUNICATION SERVICES: 4.2%
KT Corp. ADR(b) (South Korea)	10,388,400	233,739,000
Vodafone Group plc ADR(b) (United Kingdom)	8,205,000	213,083,850

		446,822,850
UTILITIES: 0.6%
National Grid plc (United Kingdom)	7,283,673	68,213,730

		68,213,730

TOTAL COMMON STOCKS (Cost $8,395,230,286)		9,495,735,085

PREFERRED STOCKS: 5.9%
ENERGY: 2.2%
Petroleo Brasileiro S.A. ADR(b) (Brazil)	3,645,700	232,413,375

FINANCIALS: 1.4%
BANKS: 1.4%
Uniao de Bancos Brasileiros S.A. GDR(b) (Brazil)	2,916,500	153,407,900

HEALTH CARE: 1.4%
HEALTH CARE EQUIPMENT & SERVICES: 1.4%
Fresenius Medical Care A.G. (Germany)	1,892,275	148,912,463

UTILITIES: 0.9%
Ultrapar Participacoes S.A. ADR(b) (Brazil)	5,658,085	96,809,834

TOTAL PREFERRED STOCKS (Cost $352,917,837)		631,543,572

SHORT-TERM INVESTMENTS: 5.9%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$53,057,269	$53,057,269
State Street Repurchase Agreement, 3.00%, 10/3/05, maturity value $582,051,477 (collateralized by U.S. Treasury Securities, value $593,547,640, 2.375%-7.00%, 7/15/06-11/15/06)	581,906,000	581,906,000

TOTAL SHORT-TERM INVESTMENTS (Cost $634,963,269)		634,963,269

TOTAL INVESTMENTS (Cost $9,383,111,392)	100.3%	10,762,241,926
OTHER ASSETS LESS LIABILITIES	(0.3%)	(33,895,748)

TOTAL NET ASSETS	100.0%	$10,728,346,178

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	See Notes to Portfolio of Investments regarding holdings of 5% voting securities

5 / Dodge & Cox International Stock Fund

Notes to Portfolio of Investments (unaudited)

Security valuation.    The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using as a price the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value. Foreign securities are converted to U.S. dollars using prevailing exchange rates.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions.    Security transactions are recorded on the trade date.

Income tax matters.    At September 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $1,379,130,534 of which $1,577,563,270 represented appreciated securities and $198,432,736 represented depreciated securities.

Holdings of 5% voting securities.    Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the nine-month period ended September 30, 2005. Transactions during the period in securities of affiliated companies were as follows:

	Shares at December 31, 2004	Additions	Reductions	Shares at September 30, 2005	Dividend Income[1]		Value at September 30, 2005
Aderans Co. (Japan)	2,233,200	500,000	—	2,733,200	$839,353		$74,572,434
Brother Industries, Ltd. (Japan)	8,000,000	11,244,000	—	19,244,000	1,646,518		168,355,360
Consorcio Ara S.A. de C.V. (Mexico)	18,217,700	2,458,400	—	20,676,100	729,868		78,555,370
Converium Holdings A.G. (Switzerland)	4,233,328	4,685,318		8,918,646	—	[2]	89,878,629
Corporacion Geo S.A. de C.V. Series B (Mexico)	7,191,600	34,913,800	—	42,105,400	—	[2]	131,028,737
Nexans (France)	1,166,440	450,000	—	1,616,440	897,514		74,672,627
Oce N.V. (Netherlands)	3,649,767	3,068,757	—	6,718,524	2,404,947		105,177,728

					$6,518,200		$722,240,885

[1]	Net of foreign taxes, if any
[2]	Non-income producing

Other.    For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

Dodge & Cox International Stock Fund / 6

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Balanced Fund

Established 1931

(Closed to New Investors)

Third Quarter Report

September 30, 2005

2005

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  September 30, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/05 BF QR        Printed on recycled paper

To Our Shareholders

The Dodge & Cox Balanced Fund had a total return of 3.4% for the third quarter of 2005, compared to a total return of 1.9% for the Combined Index1. For the nine months ended September 30, 2005, the Fund returned 4.4%, compared to a total return of 2.5% for the Combined Index. Longer-term returns are on the following page. At quarter end, the Fund’s total assets of $23.4 billion were invested in 59.8% stocks, 32.6% fixed-income securities and 7.6% cash equivalents.

Equity Portfolio

The third quarter was marked by typical short-term volatility in the market and in the equity portfolio. Of the 96 companies the portfolio held during the period, 62 increased in value and 34 decreased. The Fund’s equities outperformed the Standard & Poor’s 500 Index (S&P 500) as holdings in the Information Technology sector, like Hewlett-Packard (up 25%) and Motorola (up 21%), were particularly strong. Other stocks in the Fund, such as Delphi (down 41%) and HCA (down 15%), detracted from performance. We would like to remind readers that short-term volatility comes with investing in stocks. Our approach is to keep a steadfast eye on the long term as short-term uncertainty often creates long-term opportunity.

Fixed-Income Portfolio

The fixed-income portion of the Fund outperformed the Lehman Brothers Aggregate Bond Index’s (LBAG) third quarter return. The following factors impacted the fixed-income portfolio’s performance relative to the LBAG:

1)	The Fund’s shorter effective duration[2] positioning (2.9 years versus 4.2 years for the LBAG at the beginning of the quarter) contributed significantly to relative returns as yields rose by approximately 0.4-0.5% and the yield curve flattened.
2)	The Fund’s Mortgage holdings outperformed comparable short-duration alternatives.
3)	Despite negative headlines, the bonds of GMAC and Ford Motor Credit performed well, as did Dillard’s, Electronic Data Systems, and UnumProvident. Time Warner and Federated (May Dept. Stores) performed poorly.

Inputs in Our Stock Selection Process

If you have been a reader of our quarterly letters, you know we are long-term investors who ask ourselves a simple question: do we want to become part owner of a company for the next three-to-five years? The three key inputs we consider to answer this question are 1) a company’s current valuation, 2) its current condition and 3) its future prospects. We use fundamental research to analyze the relationship between these inputs and concentrate our efforts on understanding the range of potential outcomes (from optimistic to pessimistic scenarios) for an individual company’s earnings and cash flow over the long term.

Since we focus on companies’ future prospects as a part of our analysis, we do look into our “crystal ball” from time to time to gauge the landscape in which our companies will be operating. Three long-term trends appear on balance to be pushing the world economy into a fertile and productive period, although as we illustrate later with Delphi, our crystal ball can be as clouded as anyone’s. First, the pace of technological innovation will continue to be rapid. Second, the developing world (85% of the world’s population and approximately 25% of the global economy) will most likely lead global growth over the long term and become a significantly larger portion of the global economy. Third, the U.S. economy will remain vibrant. Finally, a partial negative—with interest rates at historically low levels, there is a high probability they will rise in the future along with inflation. Despite moderately higher rates, we expect economic progress to continue.

In 2000 and 2001, when weighing our three key inputs to stock selection, valuation was by far the most important input in a market dominated by companies with stratospheric valuations. Since then, the valuation range within the equity market has narrowed dramatically, and we can now seriously consider strong companies that were once priced beyond our reach—many of which appear well positioned to potentially benefit from the long-term trends outlined above.

Examples of current holdings with reasonable valuations in the “cross-hairs” of accelerating technological innovation and/or growing demand from the developing world include (for reference: S&P 500’s price-to-earnings (P/E) ratio is 15 times 2006 estimated earnings):

FedEx: a premier package delivery company that trades at 16 times 2006 estimated earnings. FedEx should continue to expand margins through technological innovation and benefit from ever increasing global trade.

Hewlett-Packard: a diversified information technology company that trades at 16 times 2006 estimated earnings. HP is taking steps to defend its printer franchise and make its non-printer businesses (software, services, servers and computers representing 75% of the company’s revenue) profitable. Over half of the company’s revenues come from outside the U.S.

News Corp.: a worldwide producer of information and entertainment “content.” The company also owns distribution platforms such as broadcast and satellite television, cable channels, and newspapers. The company has stable cash flow and a reasonable valuation (17 times 2006 estimated earnings) for a diversified media company.

Pfizer: the world’s largest pharmaceutical company is trading at 11 times 2006 estimated earnings. Patent expirations will continue to be a headwind to earnings in the near term, but new products, share repurchases, cost savings from past mergers, and growing sales from existing products should eventually lead to respectable earnings-per-share growth. Nearly half of Pfizer’s revenues come from overseas.

Wal-Mart: the dominant retailer trades at a reasonable valuation (16 times 2006 estimated earnings and at a historically low market capitalization to sales ratio). They still have good prospects in the U.S. and are well on their way to taking their core competencies overseas (international is now 20% of total sales).

A note of caution: While we believe the global spread of free market economic principles may lead to many opportunities for the long-term investor, forecasting is difficult in a rapidly changing world. The same forces that can create new opportunities and wealth, can simultaneously destroy others when playing fields are leveled and profitable products suddenly become obsolete. Progress is not always smooth and potholes in the road will undoubtedly appear—a long-term investment horizon is crucial. Portfolio diversification is also important. We discuss the companies above to illustrate our investment approach, not because we believe they are more attractive than the Fund’s other 84 equity holdings.

1 / Dodge & Cox Balanced Fund

Disappointment at Delphi

A disappointment occurred shortly after quarter end when Delphi filed for Chapter 11 bankruptcy. We sold the equity portfolio’s position in Delphi after this announcement. We originally invested in Delphi (General Motor’s (GM) formerly owned parts manufacturer) because of its low valuation, its product and patent position, and its growing revenue in auto parts to non-GM customers. Delphi’s non-GM business recently represented just over 50% of its total revenue and is profitable. Delphi’s challenge has been its GM-related business. Because of United Auto Workers “UAW / GM” contracts, these businesses were saddled with high labor costs and very little flexibility. Delphi’s previous management had hoped to make significant changes in 2007 when they could directly negotiate with the UAW. Unfortunately, weakness at GM in 2005 and the rapid rise in material costs turned serious problems into urgent ones. New management took an aggressive posture and sought significant concessions from both GM and the UAW. An agreement was not reached, and management chose bankruptcy as an avenue toward lowering its cost structure.

We are always searching for potential investments in out-of-favor, low valuation areas of the market. However, there is never a guarantee that significant problems, which appear to be discounted in a company’s stock price, won’t get worse. Despite the disappointment with Delphi, the Fund’s diversification means that this event had a minimal impact on the Fund’s performance. We continue to seek opportunities in the equity market which will reward shareholders over the long term, just as we continue to examine and learn from our mistakes.

Fixed-Income Portfolio Strategy

Given our expectation for higher rates, we continue to position the fixed-income portfolio with a shorter effective duration and an emphasis on mortgage-backed securities (approximately 35% of the fixed-income portfolio) with relatively stable cash flow characteristics. We believe this positioning, which should mitigate the negative price effect of rising rates, is appropriate given the low level of nominal interest rates (particularly among longer-maturity securities). Current low interest rates provide very little compensation for investors after future inflation is taken into account.

Despite the portfolio’s “defensive” duration positioning, we continue to focus our fundamental research efforts on building long-term return potential by selectively investing in Corporate and Mortgage holdings at attractive valuations. This strategy allows us to build portfolio yield while maintaining a well diversified, high average-quality (AA+)3 portfolio.

Thank you for your continued confidence in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	John A. Gunn, President

November 3, 2005

Ten Years of Investment Performance

through September 30, 2005 (in thousands)

Average annual total return for periods ended September 30, 2005

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	12.90%	11.45%	12.11%	13.34%
Combined Index	8.46	2.04	8.65	11.23
S&P 500	12.23	(1.49)	9.49	12.72
Lehman Brothers Aggregate Bond Index (LBAG)	2.80	6.63	6.55	8.25

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

[1]	The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.
[3]	The Fund may invest in securities rated below AA. As of September 30, 2005, 9.2% of the Fund was rated below AA, which includes 4.3% rated below investment grade (below BBB).

Dodge & Cox Balanced Fund / 2

Fund Information	September 30, 2005

General Information

Net Asset Value Per Share	$81.25
Total Net Assets (millions)	$23,382
30-Day SEC Yield[1]	2.18%
2004 Expense Ratio	0.54%
2004 Portfolio Turnover	18%
Fund Inception	1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 23 years (twelve members, 22 years average tenure for certain fixed-income decisions), and by the Fixed-Income Strategy Committee, whose nine members’ average tenure is 16 years.

Stock Portfolio (59.8% of Fund)
Number of Stocks	89
Median Market Capitalization (billions)	$18
Price-to-Earnings Ratio[2]	15.6x
Price-to-Book Value Ratio	2.1x
Foreign Stocks[3] (% of Fund)	11.0%

Five Largest Sectors	% of Fund
Consumer Discretionary	12.7
Financials	11.1
Health Care	9.4
Information Technology	8.8
Energy	5.5

Fixed-Income Portfolio (32.6% of Fund)
Number of Fixed-Income Securities	262
Average Quality	AA+
Average Maturity	4.8 years
Effective Duration	3.0 years

Credit Quality Diversification[5]	% of Fund
U.S. Government & Government Agencies	23.3
Aaa/AAA	0.1
Aa/AA	0.0[6]
A/A	1.0
Baa/BBB	3.9
Ba/BB	4.0
B/B and below	0.3

Asset Allocation

Ten Largest Stock Holdings[4]	% of Fund
Hewlett-Packard Co.	2.6
Comcast Corp. Class A	1.8
Cardinal Health, Inc.	1.7
Time Warner, Inc.	1.6
McDonald’s Corp.	1.6
News Corp. Class A	1.5
Chevron Corp.	1.5
Sony Corp. ADR (Japan)	1.5
Matsushita Electric Industrial Co., Ltd. ADR (Japan)	1.3
Union Pacific Corp.	1.3

Sector Diversification	% of Fund
U.S. Treasury & Government Agency	12.0
Mortgage-Related Securities	11.3
Corporate	9.3

Five Largest Corporate Fixed-Income Issuers[4]	% of Fund
GMAC	0.8
Ford Motor Credit Co.	0.8
AT&T Corp.	0.7
Time Warner, Inc.	0.6
HCA, Inc.	0.6

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	Price-to-earnings (P/E) ratio is calculated using Dodge & Cox’s estimated forward earnings and excludes extraordinary items.
[3]	Foreign stock are U.S. dollar-denominated.
[4]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[5]	For presentation purposes only: when a security is split-rated, the lower of either Moody’s or Standard & Poor’s rating is reported.
[6]	Rounds to 0.0%.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	September 30, 2005

COMMON STOCKS: 59.8%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.7%
AUTOMOBILES & COMPONENTS: 0.5%
Delphi Corp.	12,515,664	$34,543,233
Honda Motor Co. Ltd. ADR(b) (Japan)	2,863,300	81,317,720

		115,860,953
CONSUMER DURABLES & APPAREL: 3.6%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	18,348,200	313,937,702
Sony Corp. ADR(b) (Japan)	10,293,600	341,644,584
Thomson ADR(b) (France)	1,500,000	31,320,000
VF Corp.	1,051,700	60,967,049
Whirlpool Corp.	1,012,200	76,694,394

		824,563,729
CONSUMER SERVICES: 1.6%
McDonald’s Corp.	11,329,850	379,436,676

MEDIA: 5.5%
Comcast Corp. Class A(a)	14,223,216	417,878,086
Discovery Holdings Co. Series A(a)	1,028,920	14,857,605
Interpublic Group of Companies, Inc.(a)	3,417,000	39,773,880
Liberty Media Corp. Series A(a)	10,289,200	82,828,060
News Corp. Class A	22,317,900	347,936,061
Time Warner, Inc.	20,984,600	380,031,106

		1,283,304,798
RETAILING: 1.5%
Dillard’s, Inc. Class A	1,461,500	30,516,120
Federated Department Stores, Inc.	1,724,136	115,292,974
Gap, Inc.	3,752,800	65,411,304
Genuine Parts Co.	3,335,750	143,103,675

		354,324,073

		2,957,490,229
CONSUMER STAPLES: 2.4%
FOOD & STAPLES RETAILING: 1.2%
Wal-Mart Stores, Inc.	6,400,000	280,448,000

FOOD, BEVERAGE & TOBACCO: 1.2%
Unilever N.V.(b) (Netherlands)	3,890,400	277,969,080

		558,417,080
ENERGY: 5.5%
Amerada Hess Corp.	777,000	106,837,500
Baker Hughes, Inc.	2,984,400	178,108,992
Chevron Corp.	5,336,802	345,451,193
ConocoPhillips	3,366,600	235,359,006
Occidental Petroleum Corp.	1,462,500	124,941,375
Royal Dutch Shell plc ADR(b) (Netherlands)	3,116,127	214,607,667
Schlumberger Ltd.	1,050,000	88,599,000

		1,293,904,733
FINANCIALS: 11.1%
BANKS: 2.2%
Golden West Financial Corp.	3,025,700	179,696,323
Wachovia Corp.	5,159,500	245,540,605
Wells Fargo & Co.	1,560,950	91,424,842

		516,661,770

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 2.8%
Capital One Financial Corp.	3,300,500	$262,455,760
CIT Group, Inc.	1,524,400	68,872,392
Citigroup, Inc.	4,480,900	203,970,568
JPMorgan Chase & Co.	3,170,088	107,561,086

		642,859,806
INSURANCE: 4.7%
AEGON N.V.(b) (Netherlands)	9,863,363	146,964,109
Chubb Corp.	1,784,612	159,812,004
Genworth Financial, Inc. Class A	2,570,000	82,856,800
Loews Corp.	2,241,500	207,137,015
MBIA, Inc.	562,750	34,113,905
Safeco Corp.	1,800,200	96,094,676
St. Paul Travelers Companies, Inc.	6,652,900	298,515,623
Torchmark Corp.	47,700	2,519,991
UnumProvident Corp.	3,795,400	77,805,700

		1,105,819,823
REAL ESTATE: 1.4%
Equity Office Properties Trust	6,755,500	220,972,405
Equity Residential Properties Trust	2,812,600	106,456,910

		327,429,315

		2,592,770,714
HEALTH CARE: 9.4%
HEALTH CARE EQUIPMENT & SERVICES: 4.7%
Becton, Dickinson & Co.	1,317,900	69,097,497
Cardinal Health, Inc.	6,276,400	398,174,816
HCA, Inc.	5,903,800	282,910,096
Thermo Electron Corp.(a)	3,335,850	103,077,765
WellPoint, Inc.(a)	3,273,000	248,158,860

		1,101,419,034
PHARMACEUTICALS & BIOTECHNOLOGY: 4.7%
Bristol-Myers Squibb Co.	2,189,650	52,682,979
GlaxoSmithKline plc ADR(b) (United Kingdom)	3,875,400	198,730,512
Pfizer, Inc.	10,886,367	271,832,584
sanofi-aventis ADR(b) (France)	4,800,000	199,440,000
Schering-Plough Corp.	10,734,550	225,962,277
Wyeth	3,266,800	151,154,836

		1,099,803,188

		2,201,222,222
INDUSTRIALS: 4.0%
CAPITAL GOODS: 1.2%
American Power Conversion Corp.	1,475,700	38,220,630
Fluor Corp.	1,840,300	118,478,514
Masco Corp.	2,459,000	75,442,120
Volvo A.B. ADR(b) (Sweden)	1,029,700	44,939,197

		277,080,461
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	1,603,450	66,928,003

Dodge & Cox Balanced Fund / 4

Portfolio of Investments (unaudited)	September 30, 2005

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 2.5%
FedEx Corp.	3,225,250	$281,016,033
Union Pacific Corp.	4,273,700	306,424,290

		587,440,323

		931,448,787
INFORMATION TECHNOLOGY: 8.8%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Freescale Semiconductor, Inc. Class A(a)	2,300,400	53,852,364
Freescale Semiconductor, Inc. Class B(a)	469,693	11,075,361

		64,927,725
SOFTWARE & SERVICES: 2.5%
BMC Software, Inc.(a)	4,525,100	95,479,610
Computer Sciences Corp.(a)	3,916,400	185,284,884
Compuware Corp.(a)	6,938,700	65,917,650
Electronic Data Systems Corp.	10,083,700	226,278,228

		572,960,372
TECHNOLOGY, HARDWARE & EQUIPMENT: 6.0%
Avaya, Inc.(a)	9,488,250	97,728,975
Hewlett-Packard Co.	20,651,431	603,021,785
Hitachi Ltd. ADR(b) (Japan)	1,090,000	69,095,100
Motorola, Inc.	10,500,600	231,958,254
NCR Corp.(a)	2,231,850	71,218,334
Sun Microsystems, Inc.(a)	22,145,000	86,808,400
Xerox Corp.(a)	18,304,050	249,850,282

		1,409,681,130

		2,047,569,227
MATERIALS: 4.5%
Akzo Nobel N.V. ADR(b) (Netherlands)	4,717,551	205,921,101
Alcoa, Inc.	1,115,550	27,241,731
Dow Chemical Co.	5,528,659	230,379,221
Engelhard Corp.	2,354,500	65,714,095
International Paper Co.	2,372,900	70,712,420
Lubrizol Corp.	254,000	11,005,820
NOVA Chemicals Corp.(b) (Canada)	1,442,870	53,097,616
Rio Tinto plc ADR(b) (United Kingdom)	1,455,600	239,155,080
Rohm and Haas Co.	2,102,800	86,488,164
Syngenta A.G. ADR(b) (Switzerland)	3,434,400	72,122,400

		1,061,837,648
TELECOMMUNICATION SERVICES: 0.3%
Vodafone Group plc ADR(b) (United Kingdom)	2,800,400	72,726,388

		72,726,388
UTILITIES: 1.1%
Duke Energy Corp.	6,762,300	197,256,291
FirstEnergy Corp.	1,300,100	67,761,212

		265,017,503

TOTAL COMMON STOCKS (Cost $10,277,593,026)		13,982,404,531

FIXED-INCOME SECURITIES: 32.6%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 12.0%
U.S. TREASURY: 11.3%
U.S. Treasury Notes
1.625%, 10/31/05	$350,000,000	$349,535,200
1.875%, 11/30/05	250,000,000	249,394,500
1.875%, 1/31/06	425,000,000	422,376,900
2.25%, 4/30/06	300,000,000	297,046,800
3.50%, 11/15/06	8,500,000	8,441,231
2.875%, 11/30/06	350,000,000	344,982,400
3.125%, 1/31/07	400,000,000	394,656,400
3.75%, 5/15/08	200,000,000	197,859,400
3.625%, 7/15/09	375,000,000	367,456,125

		2,631,748,956
GOVERNMENT AGENCY: 0.7%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	4,935,000	5,601,373
Small Business Administration (504)
Series 96-20L, 6.70%, 12/1/16	3,410,192	3,552,053
Series 97-20F, 7.20%, 6/1/17	5,447,769	5,734,962
Series 97-20I, 6.90%, 9/1/17	6,750,916	7,090,060
Series 98-20D, 6.15%, 4/1/18	9,112,971	9,442,783
Series 98-20I, 6.00%, 9/1/18	4,263,660	4,414,168
Series 99-20F, 6.80%, 6/1/19	6,482,981	6,870,643
Series 00-20D, 7.47%, 4/1/20	18,177,388	19,602,008
Series 00-20E, 8.03%, 5/1/20	7,500,749	8,245,962
Series 00-20G, 7.39%, 7/1/20	11,770,441	12,744,472
Series 00-20I, 7.21%, 9/1/20	6,770,865	7,333,408
Series 01-20G, 6.625%, 7/1/21	12,339,216	13,253,572
Series 03-20J, 4.92%, 10/1/23	24,185,739	24,324,662
Series 2008-20F, 4.57%, 6/1/25	48,350,999	47,471,911

		175,682,037

		2,807,430,993
MORTGAGE-RELATED SECURITIES: 11.3%
FEDERAL AGENCY CMO & REMIC: 1.6%
Dept. of Veterans Affairs
Trust 1995 1A-1, 7.213%, 2/15/25	1,681,234	1,758,655
Trust 1995-2C 3A, 8.793%, 6/15/25	1,025,892	1,119,715
Fannie Mae
SMBS I-1, 6.50%, 4/1/09	75,402	76,140
SMBS L-1, 5.00%, 1/1/06	29	29
Trust (GN) 1994-13J, 7.00%, 6/17/22	1,872,340	1,888,463
Trust 1992-4H, 7.50%, 2/25/07	701,260	709,955
Trust 1993-207 G, 6.15%, 4/25/23	6,841,854	6,907,906
Trust 2001-T7 A1, 7.50%, 2/25/41	8,181,328	8,592,797
Trust 2001-T8 A1, 7.50%, 7/25/41	9,023,345	9,487,986
Trust 2001-W3 A, 7.00%, 9/25/41	3,563,466	3,694,437
Trust 2002-33 A1, 7.00%, 6/25/32	8,422,676	8,809,588
Trust 2002-73 PM, 5.00%, 12/25/26	39,788,333	39,862,829
Trust 2002-W6 2A1, 7.00%, 6/25/42	8,423,251	8,778,036
Trust 2002-W8 A2, 7.00%, 6/25/42	9,310,229	9,704,014

5 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Trust 2003-37 HA, 5.00%, 7/25/13	$66,053,870	$66,165,355
Trust 2003-W2 1A1, 6.50%, 7/25/42	18,144,494	18,762,617
Trust 2003-W2 1A2, 7.00%, 7/25/42	7,527,053	7,808,449
Trust 2003-W4 4A, 7.50%, 10/25/42	11,045,340	11,638,694
Trust 2004-W2 5A, 7.50%, 3/25/44	43,026,250	45,396,911
Freddie Mac
Series (GN) 16 PK, 7.00%, 8/25/23	19,706,563	20,332,924
Series 1078 GZ, 6.50%, 5/15/21	1,762,994	1,804,717
Series 1236 H, 7.25%, 4/15/07	946,200	960,998
Series 1512 I, 6.50%, 5/15/08	2,463,165	2,494,139
Series 1539 PL, 6.50%, 5/15/08	1,471,227	1,483,279
Series 1655 HB, 6.50%, 10/15/08	719,455	719,078
Series 2100 GS, 6.50%, 12/15/13	13,520,668	13,961,334
Series 2430 UC, 6.00%, 9/15/16	23,849,648	24,293,595
Series 2547 HA, 5.00%, 8/15/12	15,299,380	15,301,563
Series 2550 QP, 5.00%, 3/15/26	33,856,072	33,875,112

		366,389,315
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 9.7%
Fannie Mae
Pool 107047, 8.00%, 1/1/09	178,983	184,955
Pool 124668, 7.50%, 7/1/19	158,122	161,636
Pool 169231, 7.50%, 8/1/10	104,807	110,368
Pool 303787 15 Year, 6.50%, 3/1/11	1,275,007	1,318,993
Pool 313524 15 Year, 6.50%, 6/1/11	5,148,062	5,325,660
Pool 313958 15 Year, 6.50%, 1/1/13	3,374,345	3,491,601
Pool 323531 15 Year, 6.50%, 1/1/13	3,052,049	3,157,304
Pool 323560 15 Year, 5.50%, 1/1/14	14,556,397	14,791,370
Pool 323580 15 Year, 5.50%, 2/1/14	62,785,972	63,799,481
Pool 323585 15 Year, 5.50%, 2/1/14	35,895,448	36,474,882
Pool 323623 15 Year, 6.00%, 3/1/14	6,703,510	6,896,673
Pool 362446 15 Year, 7.00%, 12/1/07	738,888	756,259
Pool 44047, 7.00%, 12/1/07	441,870	448,595
Pool 535493 15 Year, 7.50%, 9/1/15	4,466,727	4,724,167
Pool 535672 15 Year, 6.00%, 1/1/16	4,594,373	4,727,513
Pool 535691 15 Year, 7.50%, 1/1/16	3,405,884	3,602,182
Pool 535849 15 Year, 7.00%, 7/1/11	843,574	867,828
Pool 535863 15 Year, 6.00%, 3/1/16	5,441,235	5,598,916
Pool 545033 15 Year, 7.50%, 12/1/15	7,978,165	8,437,986
Pool 545058 15 Year, 6.50%, 8/1/11	3,382,883	3,499,586
Pool 545302 15 Year, 5.50%, 11/1/16	19,385,466	19,682,483
Pool 545343 15 Year, 7.50%, 12/1/16	5,167,476	5,465,303
Pool 545348 15 Year, 5.50%, 12/1/16	8,293,811	8,420,885
Pool 545469 15 Year, 6.50%, 8/1/15	2,609,790	2,701,272
Pool 545705 15 Year, 6.50%, 6/1/17	22,521,362	23,295,809
Pool 545833 15 Year, 6.00%, 7/1/17	23,780,901	24,466,231
Pool 545961 15 Year, 5.50%, 2/1/14	11,538,593	11,724,852
Pool 545977 15 Year, 5.50%, 8/1/15	11,861,925	12,053,404
Pool 555066 15 Year, 5.50%, 9/1/14	14,741,808	14,979,775
Pool 555243 15 Year, 6.00%, 3/1/17	6,316,989	6,499,016
Pool 555364 15 Year, 6.00%, 3/1/18	10,299,651	10,596,301
Pool 555382 15 Year, 5.50%, 8/1/15	8,116,189	8,247,202
Pool 555439 15 Year, 6.00%, 3/1/18	9,643,526	9,921,278

	PAR VALUE	VALUE
Fannie Mae (continued)
Pool 555603 15 Year, 6.00%, 5/1/18	$25,555,089	$26,291,126
Pool 555803 20 Year, 6.50%, 1/1/22	13,875,622	14,282,114
Pool 555931 15 Year, 6.00%, 5/1/18	10,947,211	11,262,693
Pool 555961 15 Year, 6.00%, 3/1/18	9,001,671	9,261,085
Pool 563313,15 Year, 6.00%, 11/1/14	13,161,700	13,540,959
Pool 589416 15 Year, 6.00%, 7/1/16	5,453,155	5,610,307
Pool 629568 10 Year, 6.00%, 1/1/12	10,792,475	11,078,780
Pool 634364 10 Year, 6.00%, 3/1/12	10,605,735	10,889,295
Pool 638431 10 Year, 6.00%, 3/1/12	9,085,009	9,328,856
Pool 643517 10 Year, 6.00%, 4/1/12	8,568,516	8,799,393
Pool 70255, 7.50%, 9/1/07	278,366	283,963
Pool 725058 15 Year, 5.50%, 4/1/18	25,790,233	26,185,382
Pool 725073 15 Year, 5.50%, 6/1/18	28,420,731	28,856,183
Pool 725074 15 Year, 6.50%, 11/1/18	21,424,874	22,161,616
Pool 725135 15 Year, 6.00%, 5/1/18	14,517,956	14,936,342
Pool 725160 15 Year, 6.50%, 4/1/18	28,586,555	29,569,567
Pool 725172 15 Year, 6.00%, 12/1/17	20,440,681	21,030,342
Pool 725194 15 Year, 6.00%, 12/1/18	3,307,666	3,402,987
Pool 725224 15 Year, 6.50%, 3/1/16	8,973,455	9,283,021
Pool 725226 15 Year, 6.50%, 7/1/18	68,406,727	70,759,044
Pool 725240 15 Year, 6.00%, 3/1/18	11,860,759	12,202,568
Pool 725255 15 Year, 6.00%, 3/1/16	39,282,659	40,415,862
Pool 725273 15 Year, 6.00%, 12/1/15	53,594,718	55,140,787
Pool 725336 15 Year, 6.00%, 4/1/16	8,643,816	8,892,891
Pool 725343 15 Year, 6.50%, 12/1/14	20,439,985	21,150,262
Pool 725344 15 Year, 6.50%, 12/1/14	27,735,609	28,699,405
Pool 725354 15 Year, 6.50%, 10/1/18	19,604,026	20,291,212
Pool 725432 15 Year, 7.00%, 11/1/18	33,058,719	34,550,520
Pool 725513 15 Year, 6.00%, 12/1/18	63,666,085	65,500,643
Pool 725514 15 Year, 6.00%, 5/1/16	51,969,910	53,467,439
Pool 725518 15 Year, 7.50%, 8/1/17	74,468,739	78,753,902
Pool 725574 15 Year, 6.50%, 7/1/15	15,284,634	15,810,730
Pool 725729 15 Year, 6.00%, 12/1/16	19,774,865	20,345,318
Pool 725790 15 Year, 6.00%, 11/1/17	16,190,645	16,657,183
Pool 725860 15 Year, 5.50%, 7/1/16	58,975,146	59,950,126
Pool 725862 15 Year, 6.00%, 8/1/17	13,174,650	13,554,705
Pool 725868 15 Year, 6.50%, 9/1/16	31,973,621	33,074,151
Pool 725952 15 Year, 6.00%, 12/1/13	45,926,286	47,251,140
Pool 725958 15 Year, 6.00%, 11/1/17	54,733,251	56,310,406
Pool 735005 10 Year, 6.00%, 10/1/14	11,683,168	12,030,389
Pool 735492 15 Year, 6.00%, 11/1/17	185,130,429	190,465,020
Pool 735728 15 Year, 6.00%, 7/1/20	84,731,568	87,173,134
Pool 735729 15 Year, 5.50%, 12/1/19	68,103,679	69,197,267
Pool 786844 15 Year, 6.50%, 9/1/16	16,305,621	16,877,126
Fannie Mae Multifamily DUS
Pool 323350, 5.614%, 11/1/08	3,133,896	3,189,045
Pool 323492, 5.988%, 1/1/09	6,643,427	6,833,621
Pool 380735, 5.965%, 10/1/08	20,630,540	21,156,238
Pool 381130, 5.57%, 1/1/06	5,862,849	5,853,967
Pool 545316, 5.636%, 12/1/11	5,248,808	5,456,400
Pool 545387, 5.862%, 1/1/12	9,555,340	10,042,941
Pool 545685, 6.017%, 4/1/12	30,756,870	32,469,927

Dodge & Cox Balanced Fund / 6

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac
Group 18-0468, 8.00%, 2/1/08	$62,232	$63,736
Group 25-3827, 7.50%, 2/1/08	83	83
Group 27-2784, 7.25%, 1/1/08	441	447
Group 30-9878, 8.75%, 5/1/10	60,177	63,005
Group 55-5062, 8.00%, 11/1/10	302,998	311,399
Group 55-5098, 8.25%, 2/1/17	30,308	31,155
Freddie Mac Gold
Group (GN) G80063 15 Year, 7.75%, 7/25/21	1,838,791	1,944,734
Group (GN) G80126 15 Year, 7.47%, 3/17/23	654,993	694,378
Group D64097, 8.50%, 1/1/23	317,515	332,490
Group E00210 15 Year, 7.00%, 5/1/08	1,297,326	1,346,504
Group E00573 15 Year, 6.00%, 10/1/13	5,604,111	5,759,619
Group E00659 15 Year, 6.00%, 4/1/14	19,172,626	19,704,645
Group E61328 15 Year, 7.00%, 8/1/09	1,476,961	1,539,845
Group E78398 15 Year, 6.50%, 7/1/14	5,526,644	5,709,722
Group G10569 15 Year, 7.00%, 12/1/08	1,920,845	1,981,350
Group G11122 15 Year, 6.50%, 5/1/16	8,336,396	8,610,126
Group G11152 15 Year, 7.00%, 4/1/15	1,063,330	1,105,035
Group G11265 15 Year, 6.00%, 9/1/15	4,245,595	4,363,420
Group G11281 15 Year, 6.00%, 5/1/16	5,566,095	5,721,040
Group G11323 15 Year, 6.50%, 8/1/17	9,214,316	9,514,028
Group G11334 15 Year, 6.50%, 11/1/17	10,646,016	10,995,584
Group G11346 15 Year, 6.50%, 3/1/17	14,512,546	14,984,593
Group G11409 15 Year, 6.00%, 5/1/17	27,787,013	28,560,092
Group G11421 15 Year, 6.50%, 12/1/17	14,953,641	15,440,036
Group G11431 15 Year, 6.00%, 2/1/18	21,780,672	22,386,644
Group G11459 15 Year, 6.50%, 8/1/17	4,226,648	4,364,127
Group G11465 15 Year, 6.50%, 9/1/18	7,438,561	7,680,514
Group G11477 15 Year, 5.50%, 8/1/14	24,465,692	24,870,300
Group G11498 15 Year, 6.50%, 3/1/18	14,519,843	14,992,128
Group G11572 15 Year, 6.00%, 10/1/14	19,703,519	20,252,740
Group G11589 15 Year, 6.00%, 10/1/18	16,908,424	17,379,734
Group G11593 15 Year, 6.00%, 6/1/16	70,130,804	72,076,857
Group G11608 15 Year, 5.50%, 1/1/17	26,688,010	27,129,371
Group G11610 15 Year, 6.00%, 10/1/16	50,016,902	51,404,816
Group P60086 15 Year, 6.50%, 11/1/14	25,451,973	25,822,553
Ginnie Mae
Pool 288558, 7.97%, 4/15/20	552,679	584,132
Pool 288564, 7.97%, 5/15/20	537,453	575,010
Pool 294442, 7.97%, 8/15/20	376,026	399,875
Pool 294443, 7.97%, 8/15/20	603,997	642,295
Pool 299080, 7.97%, 10/15/20	641,890	684,197
Pool 299084, 7.97%, 1/15/21	589,485	627,754
Pool 780729, 7.50%, 1/15/08	1,012,238	1,029,027
Pool 781321, 7.50%, 11/15/24	5,023,555	5,345,552
Pool 781322, 7.50%, 10/15/25	2,310,035	2,445,850

		2,255,477,688
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. 7.70%, 12/25/24	6,413,324	6,711,598

		2,628,578,601

	PAR VALUE	VALUE
CORPORATE: 9.3%
FINANCIALS: 1.8%
BankAmerica Capital II(c) 8.00%, 12/15/26, Callable 2006	$14,615,000	$15,658,511
BankAmerica Capital Trust VI(c) 5.625%, 3/8/35	10,000,000	9,740,110
Boston Properties, Inc.
6.25%, 1/15/13	44,290,000	46,935,929
5.625%, 4/15/15	29,500,000	30,146,374
Citicorp Capital Trust I(c) 7.933%, 2/15/27, Callable 2007	12,540,000	13,502,821
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,945,000	5,192,913
EOP Operating Limited Partnership(f)
8.10%, 8/1/10	10,000,000	11,221,680
7.00%, 7/15/11	29,675,000	32,380,737
6.75%, 2/15/12	19,933,000	21,558,098
5.875%, 1/15/13	31,215,000	32,264,042
4.75%, 3/15/14	15,000,000	14,446,425
JPMorgan Chase (Bank One) 6.50%, 2/1/06	12,275,000	12,366,657
JPMorgan Chase (Bank One) Capital III(c) 8.75%, 9/1/30	23,760,000	32,076,689
Safeco Corp.
7.25%, 9/1/12	13,672,000	15,346,683
4.875%, 2/1/10	15,131,000	15,095,745
St. Paul Travelers Companies, Inc.
5.00%, 3/15/13	10,250,000	10,042,345
8.125%, 4/15/10	19,885,000	22,391,723
UnumProvident Corp.
7.19%, 2/1/28	8,500,000	7,854,383
6.75%, 12/15/28	21,495,000	20,136,258
7.625%, 3/1/11	28,150,000	29,776,057
7.375%, 6/15/32	12,315,000	12,110,029
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	7,520,000	7,317,652

		417,561,861
INDUSTRIALS: 7.2%
Amerada Hess Corp. 7.875%, 10/1/29	26,780,000	32,845,857
AT&T Corp.
9.05%, 11/15/11	27,972,000	31,503,465
9.75%, 11/15/31	97,500,000	123,459,375
CIGNA Corp.
7.00%, 1/15/11	14,705,000	16,040,876
6.375%, 10/15/11	17,820,000	19,058,811
7.65%, 3/1/23	9,745,000	11,531,863
7.875%, 5/15/27	12,157,000	15,056,347
8.30%, 1/15/33	9,050,000	11,450,684
Comcast Corp. 5.30%, 1/15/14	58,050,000	57,898,954
Cox Communications, Inc.
5.45%, 12/15/14	57,955,000	57,578,003
5.50%, 10/1/15	15,265,000	15,172,326
Dillard’s, Inc.
6.30%, 2/15/08	6,000,000	6,030,000
7.85%, 10/1/12	14,000,000	14,630,000
7.875%, 1/1/23	5,000,000	4,950,000

7 / Dodge & Cox Balanced Fund

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Dillard’s, Inc.
7.375%, 6/1/06	$25,275,000	$25,717,312
7.13%, 8/1/18	4,956,000	4,708,200
7.00%, 12/1/28	10,983,000	10,104,360
Dow Chemical Co.
4.027%, 9/30/09(d)	24,425,000	23,674,346
6.00%, 10/1/12	5,800,000	6,141,985
7.375%, 11/1/29	30,170,000	36,833,165
Electronic Data Systems Corp.
6.50%, 8/1/13	44,885,000	45,978,758
Ford Motor Credit Co.
7.375%, 2/1/11	52,310,000	50,034,829
7.25%, 10/25/11	142,415,000	135,178,039
GMAC
6.125%, 1/22/08	5,465,000	5,276,851
5.125%, 5/9/08	9,065,000	8,438,545
7.75%, 1/19/10	35,100,000	34,022,641
6.875%, 9/15/11	161,220,000	146,647,808
HCA, Inc.
8.75%, 9/1/10	27,750,000	30,647,100
7.875%, 2/1/11	23,798,000	25,507,387
6.95%, 5/1/12	14,090,000	14,493,467
6.25%, 2/15/13	34,250,000	33,854,070
6.75%, 7/15/13	17,950,000	18,264,179
5.75%, 3/15/14	9,285,000	8,850,202
Health Net, Inc. 9.875%, 4/15/11	41,070,000	48,192,811
Hewlett-Packard Co. 5.50%, 7/1/07	21,210,000	21,534,513
International Paper Co. 5.25%, 4/1/16	24,500,000	23,713,354
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	22,403,315
7.75%, 5/1/26	8,500,000	10,746,669
Federated Department Stores, Inc. (May Department Stores Co.)
7.625%, 8/15/13	5,900,000	6,713,622
7.45%, 10/15/16	9,300,000	10,602,325
7.875%, 3/1/30	13,440,000	16,021,300
6.90%, 1/15/32	54,484,000	58,355,851
8.125%, 8/15/35, Callable 2015	12,825,000	14,454,891
7.875%, 8/15/36, Callable 2016	10,440,000	11,819,876
Raytheon Co. 6.75%, 8/15/07	20,476,000	21,158,506
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	92,450,000	108,307,948
7.70%, 5/1/32	36,575,000	43,302,020
Wyeth
5.50%, 3/15/13	24,500,000	25,126,220
5.50%, 2/1/14	63,950,000	65,531,420
Wyeth (American Home Products)
6.95%, 3/15/11	7,950,000	8,732,948
Xerox Corp.
7.125%, 6/15/10	13,800,000	14,524,500
6.875%, 8/15/11	50,680,000	52,960,600
7.20%, 4/1/16	10,000,000	10,900,000

		1,676,682,494

	PAR VALUE	VALUE
TRANSPORTATION: 0.3%
Burlington Northern Santa Fe Railway 4.967%, 4/1/23	$12,065,000	$12,022,290
Consolidated Rail Corp. 6.76%, 5/25/15, Callable 2005	4,437,291	4,705,747
CSX Transportation, Inc. 9.75%, 6/15/20	5,351,000	7,481,442
FedEx Corp.(b) 6.72%, 1/15/22	5,769,389	6,325,846
Norfolk Southern Corp. 9.75%, 6/15/20	7,389,000	10,536,308
Union Pacific Corp. 6.33%, 1/2/20	39,275,930	42,069,234

		83,140,867

		2,177,385,222

TOTAL FIXED-INCOME SECURITIES (Cost $7,573,856,571)		7,613,394,816

SHORT-TERM INVESTMENTS: 7.7%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$116,840,402	$116,840,402
State Street Repurchase Agreement, 3.00%, 10/3/05, maturity value $375,892,950 (collateralized by U.S. Treasury Securities, value $383,318,000, 2.00%-6.875%, 5/15/06-5/31/06)	375,799,000	375,799,000
U.S. Treasury Bills
10/20/05	300,000,000	299,486,736
11/3/05	125,000,000	124,608,583
11/17/05	250,000,000	248,894,357
12/1/05	200,000,000	198,863,028
12/8/05	125,000,000	124,203,125
12/22/05	125,000,000	124,002,049
1/19/06	100,000,000	98,922,916
2/9/06	100,000,000	98,692,728

TOTAL SHORT-TERM INVESTMENTS (Cost $1,810,312,924)		1,810,312,924

TOTAL INVESTMENTS (Cost $19,661,762,521)	100.1%	23,406,112,271
OTHER ASSETS LESS LIABILITIES	(0.1%)	(24,289,020)

TOTAL NET ASSETS	100.0%	$23,381,823,251

(a)	Non-income producing
(b)	Foreign security denominated in U.S. dollars
(c)	Cumulative preferred security
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2005, all such securities in total represented $23,674,346 or 0.1% of total net assets.

(e)	Rounds to 0.0%
(f)	EOP Operating Limited Partnership is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

Dodge & Cox Balanced Fund / 8

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at market, using as a price the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $3,744,349,750 of which $4,007,988,120 represented appreciated securities and $263,638,370 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

9 / Dodge & Cox Balanced Fund

THIS PAGE INTENTIONALLY LEFT BLANK

Dodge & Cox Balanced Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Income Fund

Established 1989

Third Quarter Report

September 30, 2005

2005

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

Investment Manager

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of  September 30, 2005, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

09/05 IF QR       Printed on recycled paper

To Our Shareholders

The Dodge & Cox Income Fund generated a total return of -0.2% for the third quarter of 2005, compared to -0.7% for the Lehman Brothers Aggregate Bond Index (LBAG). For the nine months ending September 30, 2005, the Fund returned 1.4% compared to 1.8% for the LBAG. Longer-term returns are on the following page. At quarter end, the Fund had total assets of $9.3 billion and a cash position of 2.3%.

Market Commentary

U.S. Treasury yields were volatile in the third quarter, buffeted by the uncertain economic consequences of a devastating hurricane on one hand and data depicting a resilient economy with mounting inflation pressures on the other. Investor concern over the former was mitigated by the likely stimulative effect of a large government aid package to rebuild hurricane-ravaged areas, and Treasury yields ended the quarter significantly higher. Quarter-over-quarter, two-year Treasuries rose by 54 basis points (1 basis point equals 1/100 of 1%) to 4.17%, five-year Treasuries rose by 49 basis points (bps) to 4.19%, ten-year Treasuries rose by 41 bps to 4.33%, and 30-year Treasuries rose by 37 bps to 4.57%. Reflecting the price declines associated with these rate increases, the Lehman Treasury Index had a total return (income + price change) of -1.12% for the quarter.

Triggered by record-high crude oil prices, headline inflation (Consumer Price Index year-over-year) increased from 2.5% in June to 4.7% in September. However, certain non-energy related measures, including higher unit labor costs, signaled accelerating price pressures as well. The Federal Reserve increased the Federal Funds rate twice during the quarter, by 25 bps each time, to its current level of 3.75%. Notably, the Federal Reserve did not take the opportunity to pause from its course of Fed Funds rate increases despite the economic uncertainty presented by Hurricane Katrina.

The Corporate sector’s performance, though negative, was better than that of comparable-duration1 Treasuries during the quarter, with lower-rated securities outperforming higher-rated ones. The Mortgage-Backed Security (MBS) sector performed better on an absolute basis (-0.15%), reflecting its shorter duration (lower price sensitivity to interest rate changes), but underperformed comparable short-to-intermediate term Treasuries.

Third Quarter Performance Review

The following factors impacted the Fund’s performance relative to the LBAG:

1)	The Fund’s shorter effective duration positioning (3.2 years versus 4.2 years for the LBAG at the beginning of the quarter) contributed significantly to relative returns as yields rose by approximately 40-50 bps and the yield curve flattened.

2)	The Fund’s Mortgage holdings outperformed comparable short-duration alternatives.

3)	Despite negative headlines, the bonds of GMAC and Ford Motor Credit performed well, as did Dillard’s, Electronic Data Systems, and UnumProvident. Time Warner and Federated (May Dept. Stores) performed poorly.

Portfolio Strategy: Unchanged Despite Moderately Higher Rates

We continue to position the Fund with a shorter effective duration and an emphasis on Mortgage-Backed Securities (approximately 30% of the Fund) that should perform relatively well in a rising interest rate environment. In the June 30, 2005 Semi-Annual Report, we detailed the investment thesis behind this duration positioning: the potential for unattractive “real” (inflation-adjusted) returns from bonds, especially long-maturity securities. While interest rates rose in the third quarter, inflation increased as well and real rates remain well below historical norms. As the pace of economic activity continues to be strong and inflationary pressures persist, the risk of higher rates and lower bond prices remains. We believe the Fund’s defensive positioning should mitigate the negative price effects that would accompany a potential further rise in rates, as it did in the third quarter.

Despite the Fund’s “defensive” duration positioning, we continue to focus our fundamental research efforts on building long-term return potential by selectively investing in Corporate and Mortgage holdings at attractive valuations. This strategy allows us to build portfolio yield while maintaining a well diversified, high average-quality (AA+)2 portfolio.

1 / Dodge & Cox Income Fund

In Closing

Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

Harry R. Hagey, Chairman	Dana M. Emery, Vice President

November 3, 2005

Ten Years of Investment Performance

through September 30, 2005 (in thousands)

Average annual total return for periods ended September 30, 2005

	1 Year	5 Years	10 Years
Dodge & Cox Income Fund	2.61%	7.23%	6.75%
Lehman Brothers Aggregate Bond Index (LBAG)	2.80	6.63	6.55

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed-income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

[1]	Duration is a measure of price sensitivity to changes in interest rates.
[2]	The Fund may invest in securities rated below AA. As of September 30, 2005, 28.3% of the Fund was rated below AA [which includes 14.2% rated below investment grade (below BBB)].

Dodge & Cox Income Fund / 2

Fund Information	September 30, 2005

General Information

Net Asset Value Per Share	$12.62
Total Net Assets (millions)	$9,299
30-Day SEC Yield[1]	4.39%
2004 Expense Ratio	0.44%
2004 Portfolio Turnover	30%
Fund Inception	1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose nine members’ average tenure at Dodge & Cox is 16 years, and by the Investment Policy Committee, whose twelve members’ (for fixed-income decisions) average tenure at Dodge & Cox is 22 years.

Fixed-Income Characteristics	Fund	LBAG
Number of Fixed-Income Securities	302	6,262
Average Quality	AA+	AA+
Average Maturity (years)	5.0	7.0
Effective Duration (years)	3.2	4.4

Five Largest Corporate Issuers[3]	% of Fund
GMAC	2.5
Ford Motor Credit Co.	2.5
AT&T Corp.	2.0
Time Warner, Inc.	2.0
Xerox Corp.	1.8

Credit Quality Diversification[4]	Fund	LBAG
U.S. Government & Government Agencies	68.9%	71.1%
Aaa/AAA	0.4	7.0
Aa/AA	0.1	4.9
A/A	2.4	8.8
Baa/BBB	11.7	8.2
Ba/BB	13.3	0.0
B/B and below	0.9	0.0
Cash Equivalents	2.3	0.0

Asset Allocation

Sector Diversification	Fund	LBAG
U.S. Treasury & Government Agency	37.3%	36.7%
Mortgage-Related Securities	31.8	34.4
Asset-Backed Securities/CMBS[2]	0.1	5.0
Corporate	28.5	19.9
Non-Corporate Yankee	0.0	4.0
Cash Equivalents	2.3	0.0

Maturity Diversification	Fund	LBAG
0-1 Years to Maturity	19.1%	0.0%
1-5	53.8	44.8
5-10	17.9	42.5
10-15	1.5	3.6
15-20	0.2	2.7
20-25	3.1	3.4
25 and Over	4.4	3.0

[1]	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
[2]	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG, but not held by the Fund.
[3]	The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.
[4]	For presentation purposes only: when a security is split-rated, the lower of either the Moody’s or Standard & Poor’s rating is reported.

3 / Dodge & Cox Income Fund

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES: 97.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 37.3%
U.S. TREASURY: 35.1%
U.S. Treasury Notes
1.875%, 11/30/05	$150,000,000	$149,636,700
1.875%, 1/31/06	435,000,000	432,315,180
1.625%, 2/28/06	500,000,000	495,488,500
4.625%, 5/15/06	450,000,000	451,564,650
6.625%, 5/15/07	415,000,000	431,097,435
3.00%, 11/15/07	475,000,000	463,866,950
3.125%, 10/15/08	125,000,000	121,211,000
3.25%, 1/15/09	400,000,000	388,453,200
3.625%, 7/15/09	335,000,000	328,260,805

		3,261,894,420
GOVERNMENT AGENCY: 2.2%
Small Business Administration (504)
Series 91-20K, 8.25%, 11/1/11	786,232	824,565
Series 92-20B, 8.10%, 2/1/12	455,011	478,435
Series 92-20C, 8.20%, 3/1/12	1,149,210	1,211,540
Series 92-20D, 8.20%, 4/1/12	797,087	835,522
Series 92-20G, 7.60%, 7/1/12	1,754,955	1,834,402
Series 92-20H, 7.40%, 8/1/12	971,123	1,013,694
Series 92-20I, 7.05%, 9/1/12	1,255,924	1,306,166
Series 92-20J, 7.00%, 10/1/12	1,991,595	2,062,392
Series 92-20K, 7.55%, 11/1/12	2,298,625	2,398,456
Series 92-20L, 7.45%, 12/1/12	1,105,896	1,153,854
Series 93-20B, 7.00%, 2/1/13	1,287,923	1,338,568
Series 93-20C, 6.50%, 3/1/13	3,999,528	4,129,958
Series 93-20D, 6.75%, 4/1/13	1,719,337	1,776,500
Series 93-20E, 6.55%, 5/1/13	5,098,882	5,258,227
Series 93-20F, 6.65%, 6/1/13	2,246,637	2,321,744
Series 93-20L, 6.30%, 12/1/13	3,408,820	3,507,213
Series 94-20L, 6.50%, 1/1/14	3,457,202	3,569,979
Series 94-20D, 7.70%, 4/1/14	1,231,092	1,290,755
Series 94-20E, 7.75%, 5/1/14	3,174,541	3,330,674
Series 94-20F, 7.60%, 6/1/14	2,011,251	2,108,700
Series 94-20G, 8.00%, 7/1/14	1,201,397	1,267,501
Series 94-20H, 7.95%, 8/1/14	1,314,322	1,387,532
Series 94-20I, 7.85%, 9/1/14	1,708,759	1,803,780
Series 94-20K, 8.65%, 11/1/14	1,307,051	1,386,703
Series 94-20L, 8.40%, 12/1/14	1,504,960	1,594,733
Series 95-20A, 8.50%, 1/1/15	580,989	617,279
Series 95-20C, 8.10%, 3/1/15	1,056,457	1,119,986
Series 97-20E, 7.30%, 5/1/17	2,237,015	2,356,311
Series 97-20J, 6.55%, 10/1/17	3,017,665	3,144,117
Series 98-20C, 6.35%, 3/1/18	10,986,782	11,440,763
Series 98-20H, 6.15%, 8/1/18	3,987,668	4,141,315
Series 98-20L, 5.80%, 12/1/18	2,359,780	2,432,178
Series 99-20C, 6.30%, 3/1/19	2,686,863	2,809,981
Series 99-20G, 7.00%, 7/1/19	6,783,634	7,231,264
Series 99-20I, 7.30%, 9/1/19	2,197,882	2,365,337
Series 01-20G, 6.625%, 7/1/21	14,537,248	15,614,482
Series 02-20L, 5.10%, 12/1/22	8,508,730	8,626,511
Series 04-20L, 4.87%, 12/1/24	9,003,430	9,013,516

	PAR VALUE	VALUE
Small Business Administration (continued)
Series 05-20B, 4.625%, 2/1/25	$11,721,261	$11,559,295
Series 05-20C, 4.95%, 3/1/25	7,876,892	7,912,742
Series 05-20E, 4.84%, 5/1/25	23,025,000	22,987,301
Series 05-20G, 4.75%, 7/1/25	19,975,000	19,821,396
Series 05-20I, 4.76%, 9/1/25	23,545,001	23,362,121

		205,747,488

		3,467,641,908
MORTGAGE-RELATED SECURITIES: 31.8%
FEDERAL AGENCY CMO & REMIC: 5.5%
Dept. of Veterans Affairs
Trust 1995-2D-4A, 9.293%, 5/15/25	626,055	671,807
Trust 1997-2Z, 7.50%, 6/15/27	42,553,844	45,210,340
Trust 1998-1 1A, 8.155%, 10/15/27	1,826,452	1,935,864
Fannie Mae
Trust 1994-28 H, 6.25%, 3/25/23	947,026	947,540
Trust 1994-72 J, 6.00%, 6/25/23	9,000,000	9,128,947
Trust 1998-58 PC, 6.50%, 10/25/28	25,182,220	26,044,222
Trust 1998-58 PX, 6.50%, 9/25/28	4,514,944	4,670,660
Trust 2001-79 BA, 7.00%, 3/25/45	4,222,862	4,387,466
Trust 2001-T10 A1, 7.00%, 12/25/41	13,055,882	13,588,695
Trust 2001-T4 A1, 7.50%, 7/25/41	7,689,515	8,144,427
Trust 2002-33 A1, 7.00%, 6/25/32	9,151,500	9,571,893
Trust 2002-47 QC, 5.50%, 11/25/14	6,753,758	6,750,879
Trust 2002-90 A1, 6.50%, 6/25/42	17,213,874	17,720,590
Trust 2002-W6 2A1, 7.00%, 6/25/42	14,867,713	15,493,936
Trust 2002-W8 A2, 7.00%, 6/25/42	7,486,923	7,803,589
Trust 2003-07 A1, 6.50%, 12/25/42	20,680,311	21,370,347
Trust 2003-W1 1A1, 6.50%, 12/25/42	29,677,325	30,551,120
Trust 2003-W1 2A, 7.50%, 12/25/42	13,209,910	13,908,198
Trust 2003-W2 1A2, 7.00%, 7/25/42	48,657,258	50,476,290
Trust 2003-W4 3A, 7.00%, 10/25/42	14,470,600	15,071,800
Trust 2004-W2 5A, 7.50%, 3/25/44	68,030,935	71,779,303
Trust 2004-W8 3A, 7.50%, 6/25/44	35,891,080	38,051,791
Trust 2005-W1 1A3, 7.00%, 10/25/44	35,352,390	36,827,699
Freddie Mac
Series (GN) 37 I, 6.00%, 6/17/22	5,436,298	5,463,057
Series 1565 G, 6.00%, 8/15/08	3,449,938	3,496,544
Series 1601 PJ, 6.00%, 10/15/08	16,085,631	16,311,948
Series 2439 LG, 6.00%, 9/15/30	19,210,204	19,458,538
Series T-48 1A, 7.103%, 7/25/33	13,260,659	13,778,280
Ginnie Mae 7.25%, 7/16/28	6,614,514	6,792,077

		515,407,847
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 26.1%
Fannie Mae Pool 151777, 8.00%, 1/1/12	244,598	253,718
Pool 254307 15 Year, 6.00%, 5/1/17	5,766,705	5,932,797
Pool 254591 15 Year, 5.50%, 1/1/18	16,141,823	16,384,880
Pool 260892, 8.00%, 8/1/22	112,843	117,029
Pool 313839 15 Year, 6.50%, 11/1/12	2,720,839	2,788,330
Pool 323099 15 Year, 6.00%, 4/1/13	3,843,470	3,954,221
Pool 323623 15 Year, 6.00%, 3/1/14	4,707,685	4,843,338

Dodge & Cox Income Fund / 4

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae (continued)
Pool 323787 15 Year, 6.00%, 6/1/14	$3,803,289	$3,913,505
Pool 340181 15 Year, 7.00%, 12/1/10	1,716,502	1,789,115
Pool 353892 15 Year, 8.00%, 8/1/10	100,046	102,677
Pool 362447 15 Year, 7.00%, 7/1/08	674,602	693,420
Pool 535170 15 Year, 5.50%, 9/1/14	35,542,808	36,116,550
Pool 535829 15 Year, 7.50%, 11/1/14	1,216,421	1,262,932
Pool 535860 15 Year, 5.50%, 4/1/16	16,181,998	16,429,932
Pool 535867 15 Year, 7.00%, 12/1/11	1,047,032	1,094,019
Pool 545404 15 Year, 6.00%, 1/1/17	21,835,743	22,465,016
Pool 545415 15 Year, 6.00%, 1/1/17	17,590,710	18,097,648
Pool 545723, 7.00%, 4/1/32	6,169,669	6,458,540
Pool 545774 15 Year, 6.50%, 7/1/17	24,330,544	25,168,302
Pool 545833 15 Year, 6.00%, 7/1/17	39,504,166	40,642,616
Pool 545898 15 Year, 5.50%, 9/1/17	791,976	803,901
Pool 545900 15 Year, 5.50%, 7/1/17	14,212,255	14,430,010
Pool 545968 15 Year, 5.50%, 10/1/17	11,182,176	11,350,552
Pool 545977 15 Year, 5.50%, 8/1/15	12,260,548	12,458,461
Pool 555066 15 Year, 5.50%, 9/1/14	16,081,171	16,340,757
Pool 555143 15 Year, 6.00%, 11/1/17	22,410,769	23,056,613
Pool 555155 15 Year, 6.00%, 1/1/18	6,391,077	6,575,259
Pool 555341 15 Year, 6.00%, 2/1/18	25,989,693	26,738,248
Pool 555352 15 Year, 5.50%, 3/1/18	16,274,330	16,519,382
Pool 555382 15 Year, 5.50%, 8/1/15	6,590,345	6,696,728
Pool 555439 15 Year, 6.00%, 3/1/18	15,714,071	16,166,668
Pool 555932 15 Year, 6.00%, 4/1/18	21,631,890	22,257,905
Pool 589416 15 Year, 6.00%, 7/1/16	8,098,463	8,331,848
Pool 603083 15 Year, 5.50%, 1/1/17	12,313,911	12,502,581
Pool 70255, 7.50%, 9/1/07	315,239	321,578
Pool 725049 15 Year, 5.50%, 2/1/18	26,838,910	27,250,126
Pool 725074 15 Year, 6.50%, 11/1/18	21,428,331	22,165,191
Pool 725197 15 Year, 6.50%, 1/1/18	33,645,717	34,802,699
Pool 725240 15 Year, 6.00%, 3/1/18	26,221,681	26,977,350
Pool 725255 15 Year, 6.00%, 3/1/16	38,632,864	39,747,322
Pool 725271 15 Year, 6.00%, 2/1/19	91,490,369	94,126,982
Pool 725272 15 Year, 6.00%, 1/1/19	39,559,379	40,699,420
Pool 725273 15 Year, 6.00%, 12/1/15	24,186,463	24,884,180
Pool 725417 15 Year, 6.50%, 4/1/18	82,039,427	84,860,534
Pool 725511 15 Year, 6.50%, 6/1/18	57,372,668	59,345,554
Pool 725512 15 Year, 6.50%, 3/1/17	24,424,281	25,264,164
Pool 725513 15 Year, 6.00%, 12/1/18	17,828,123	18,341,846
Pool 725518 15 Year, 7.50%, 8/1/17	32,507,980	34,378,590
Pool 725582 20 Year, 6.50%, 5/1/22	10,305,058	10,566,889
Pool 725678 15 Year, 6.00%, 2/1/19	40,938,640	42,118,429
Pool 725680 15 Year, 6.50%, 7/1/17	38,554,168	39,879,938
Pool 725767 15 Year, 6.00%, 7/1/19	33,871,404	34,847,527
Pool 725810 15 Year, 6.00%, 8/1/19	26,901,630	27,676,894
Pool 725879 15 Year, 6.00%, 8/1/19	45,310,878	46,622,150
Pool 735067 15 Year, 6.00%, 1/1/19	39,382,084	40,517,016
Pool 735070 20 Year, 6.50%, 10/1/24	38,361,280	39,754,434
Pool 735369 20 Year, 6.50%, 4/1/19	48,130,948	49,997,065
Pool 735481 15 Year, 6.00%, 8/1/18	9,300,163	9,568,027
Pool 735482 15 Year, 6.00%, 2/1/19	13,041,326	13,417,157
Pool 735492 15 Year, 6.00%, 11/1/17	87,254,850	89,769,126

	PAR VALUE	VALUE
Fannie Mae (continued)
Pool 735523 15 Year, 6.00%, 12/1/19	$89,301,564	$91,875,099
Pool 735593 15 Year, 6.00%, 8/1/19	24,661,169	25,371,867
Pool 735661 15 Year, 5.50%, 12/1/17	52,384,133	53,172,912
Pool 735930 15 Year, 5.50%, 12/1/18	141,555,677	143,545,950
Pool 735932 15 Year, 5.50%, 1/1/18	5,019,751	5,090,329
Pool 745020 15 year, 5.50%, 4/1/18	30,592,101	31,022,226
Pool 789278 15 Year, 6.50%, 6/1/17	17,731,585	18,347,747
Fannie Mae Multifamily DUS
Pool 160329, 7.15%, 10/1/15	6,388,793	7,063,556
Pool 323822, 6.528%, 7/1/09	6,753,788	7,085,767
Pool 545059, 6.227%, 5/1/11	39,631,818	42,058,034
Pool 545209, 6.126%, 10/1/11	42,205,178	44,715,687
Pool 545685, 6.017%, 4/1/12	29,298,618	30,930,455
Pool 555191, 4.821%, 2/1/13	23,274,891	23,297,064
Freddie Mac
Group 18-8028, 8.00%, 1/1/08	20,407	20,973
Group 26-0671, 8.25%, 5/1/09	636	643
Group 27-2784, 7.25%, 1/1/08	571	579
Group 29-0537, 8.00%, 5/1/09	21,975	22,276
Group 29-2668, 8.00%, 8/1/09	13,574	13,760
Group 53-0142, 7.50%, 10/1/08	9,310	9,492
Series 2374 QG, 6.00%, 2/15/30	5,009,433	5,026,169
Freddie Mac Gold
Group (GN) G80061, 7.90%, 2/17/21	3,898,684	4,137,654
Group C90457 20 Year, 6.50%, 7/1/21	4,117,613	4,265,795
Group C90544 20 Year, 6.50%, 4/1/22	3,102,431	3,211,962
Group E00543 15 Year, 6.00%, 4/1/13	1,807,628	1,857,788
Group E00549 15 Year, 6.00%, 5/1/13	1,163,851	1,196,146
Group E00592 15 Year, 6.00%, 12/1/13	11,909,598	12,240,076
Group E00593 15 Year, 5.50%, 11/1/13	26,395,835	26,820,628
Group E00659 15 Year, 6.00%, 4/1/14	6,465,809	6,645,228
Group E01007 15 Year, 6.00%, 8/1/16	16,560,221	17,020,953
Group E01127 15 Year, 6.50%, 2/1/17	4,411,266	4,554,751
Group E01138 15 Year, 6.50%, 3/1/17	4,731,878	4,885,806
Group E78398 15 Year, 6.50%, 7/1/14	9,244,229	9,550,458
Group E81526 15 Year, 6.50%, 11/1/14	1,427,478	1,474,765
Group E85740 15 Year, 5.50%, 10/1/16	7,406,556	7,519,583
Group G01635, 7.00%, 4/1/31	34,740,883	36,421,973
Group G10139 15 Year, 7.00%, 11/1/08	244,957	251,658
Group G10446 15 Year, 6.50%, 2/1/11	1,026,315	1,059,847
Group G10692 15 Year, 6.50%, 6/1/12	2,173,540	2,244,973
Group G11029 15 Year, 6.50%, 4/1/12	2,377,226	2,454,894
Group G11068 15 Year, 7.00%, 12/1/11	1,867,517	1,949,999
Group G11090 15 Year, 6.00%, 2/1/15	4,895,315	5,031,154
Group G11115 15 Year, 7.00%, 3/1/12	893,918	933,399
Group G11122 15 Year, 6.50%, 5/1/16	18,261,930	18,861,571
Group G11185 15 Year, 5.50%, 10/1/16	9,912,009	10,063,270
Group G11191 15 Year, 6.00%, 12/1/13	1,987,437	2,042,835
Group G11283 15 Year, 6.50%, 5/1/17	13,522,117	13,961,949
Group G11287 15 Year, 6.00%, 8/1/17	33,172,752	34,095,843
Group G11288 15 Year, 6.50%, 6/1/17	18,971,547	19,588,631
Group G11336 15 Year, 6.00%, 6/1/17	7,907,128	8,127,157
Group G11375 15 Year, 5.50%, 7/1/14	16,194,407	16,455,026

5 / Dodge & Cox Income Fund

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac Gold (continued)
Group G11392 15 Year, 6.00%, 1/1/18	$19,162,176	$19,695,397
Group G11409 15 Year, 6.00%, 5/1/17	34,263,668	35,216,937
Group G11421 15 Year, 6.50%, 12/1/17	4,882,243	5,041,047
Group G11430 15 Year, 6.50%, 12/1/17	28,277,691	29,197,476
Group G11431 15 Year, 6.00%, 2/1/18	8,588,596	8,827,544
Group G11459 15 Year, 6.50%, 8/1/17	7,892,465	8,149,182
Group G11493 15 Year, 6.50%, 9/1/18	11,538,656	11,921,043
Group G11521 15 Year, 6.00%, 12/1/17	32,157,302	33,051,969
Group G11601 15 Year, 6.00%, 2/1/19	22,152,161	22,769,281
Group G11704 15 Year, 5.50%, 11/1/18	40,023,629	40,624,528
Ginnie Mae
Pool 289199, 7.80%, 6/15/20	235,263	250,713
Pool 289202, 7.80%, 7/15/20	246,645	262,834
Pool 289205, 7.80%, 7/15/20	224,831	238,681
Pool 296207, 7.80%, 8/15/20	675,978	720,363
Pool 296211, 7.80%, 9/15/20	282,034	300,540
Pool 296214, 7.80%, 10/15/20	270,151	287,871
Pool 303672, 7.80%, 11/15/20	269,494	287,177
Pool 303676, 7.80%, 1/15/21	692,385	732,965
Pool 307695, 7.80%, 1/15/21	415,745	443,025
Pool 780139, 7.50%, 5/15/25	3,832,656	4,058,245
Pool 780337, 7.25%, 2/15/06	1,559	1,562
Pool 780490 15 Year, 7.00%, 4/15/09	1,251,889	1,289,893
Pool 780710, 7.50%, 9/15/17	802,686	852,914
Pool 781321, 7.50%, 11/15/24	6,279,444	6,681,940
Pool 781454, 7.00%, 5/15/28	3,157,860	3,336,657

		2,422,473,827
PRIVATE LABEL CMO & REMIC SECURITIES: 0.2%
GSMPS Mortgage Loan Trust, Series 2004-4 1A4 8.50%, 6/25/34(b)	20,452,603	21,716,735

		2,959,598,409
ASSET-BACKED SECURITIES: 0.1%
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust PGE-1 Rate Reduction Ctf. 1997-1 A-7 6.42%, 9/25/08	4,919,969	4,977,504
CA Infrastructure and Econ. Dev. Bank Special Purpose Trust SCE-1 Rate Reduction Ctf. 1997-1 A-6 6.38%, 9/25/08	4,271,754	4,324,539

		9,302,043
CORPORATE: 28.5%
FINANCIALS: 5.2%
BankAmerica Capital II(a) 8.00%, 12/15/26, Callable 2006	$7,640,000	8,185,496
BankAmerica Capital Trust VI(a) 5.625%, 3/8/35	21,450,000	20,892,536

	PAR VALUE	VALUE
Boston Properties, Inc.
5.00%, 6/1/15	$5,050,000	$4,925,103
6.25%, 1/15/13	50,036,000	53,025,201
5.625%, 4/15/15	34,195,000	34,944,247
Citicorp Capital Trust I(a) 7.933%, 2/15/27, Callable 2007	6,375,000	6,864,472
Citicorp Capital Trust II(a) 8.015%, 2/15/27	10,300,000	11,105,666
Citigroup, Inc. (First Nationwide) 10.00%, 10/1/06	4,065,000	4,268,795
EOP Operating Limited Partnership(c)
6.80%, 1/15/09	17,240,000	18,190,286
7.00%, 7/15/11	27,842,000	30,380,606
5.875%, 1/15/13	37,700,000	38,966,984
4.75%, 3/15/14	51,900,000	49,984,630
JPMorgan Chase (Bank One) Capital III(a) 8.75%, 9/1/30	19,130,000	25,826,055
Safeco Corp.
7.25%, 9/1/12	17,873,000	20,062,264
4.875%, 2/1/10	15,115,000	15,079,782
St. Paul Travelers Companies, Inc.
5.00%, 3/15/13	16,295,000	15,964,880
8.125%, 4/15/10	21,425,000	24,125,857
UnumProvident Corp.
7.19%, 2/1/28	11,640,000	10,755,884
7.625%, 3/1/11	40,405,000	42,738,954
7.375%, 6/15/32	29,670,000	29,176,172
UnumProvident Corp. (Provident Companies, Inc.) 7.25%, 3/15/28	15,370,000	14,956,424

		480,420,294
INDUSTRIALS: 22.3%
Amerada Hess Corp. 7.875%, 10/1/29	30,120,000	36,942,391
AT&T Corp.
9.05%, 11/15/11	37,705,000	42,465,256
9.75%, 11/15/31	113,325,000	143,497,781
CIGNA Corp.
7.00%, 1/15/11	13,565,000	14,797,312
6.375%, 10/15/11	28,650,000	30,641,691
7.65%, 3/1/23	3,330,000	3,940,595
7.875%, 5/15/27	27,615,000	34,200,957
Comcast Corp. 5.30%, 1/15/14	66,930,000	66,755,848
Cox Communications, Inc. 5.45%, 12/15/14	91,050,000	90,457,720
Dillard’s, Inc.
7.375%, 6/1/06	4,875,000	4,960,312
6.625%, 11/15/08	4,985,000	4,997,462
7.13%, 8/1/18	23,715,000	22,529,250
7.75%, 7/15/26	19,600,000	19,012,000
7.75%, 5/15/27	12,373,000	12,001,810
7.00%, 12/1/28	17,325,000	15,939,000
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	52,424,744
6.00%, 10/1/12	9,600,000	10,166,045

Dodge & Cox Income Fund / 6

Portfolio of Investments (unaudited)	September 30, 2005

FIXED-INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Electronic Data Systems Corp. 6.50%, 8/1/13	$50,815,000	$52,053,260
Ford Motor Credit Co.
5.80%, 1/12/09	30,250,000	28,225,700
7.375%, 10/28/09	10,100,000	9,756,065
7.375%, 2/1/11	30,655,000	29,321,691
7.25%, 10/25/11	169,805,000	161,176,189
General Electric Co. 5.00%, 2/1/13	9,155,000	9,231,106
GMAC
6.125%, 1/22/08	4,510,000	4,354,730
5.125%, 5/9/08	2,030,000	1,889,713
7.75%, 1/19/10	27,875,000	27,019,405
6.875%, 9/15/11	217,090,000	197,467,886
HCA, Inc.
8.75%, 9/1/10	54,595,000	60,294,718
7.875%, 2/1/11	33,675,000	36,093,842
6.25%, 2/15/13	30,230,000	29,880,541
6.75%, 7/15/13	15,025,000	15,287,983
5.75%, 3/15/14	28,675,000	27,332,207
Health Net, Inc. 9.875%, 4/15/11	55,368,000	64,970,528
Hewlett-Packard Co. 5.50%, 7/1/07	35,945,000	36,494,958
International Paper Co. 5.25%, 4/1/16	26,725,000	25,866,914
Lockheed Martin Corp. 7.65%, 5/1/16	15,025,000	18,195,125
Federated Department Stores, Inc. (May Department Stores, Co.)
7.625%, 8/15/13	7,105,000	8,084,794
7.60%, 6/1/25	13,500,000	15,544,453
6.70%, 9/15/28	12,950,000	13,525,122
8.75%, 5/15/29	31,677,000	40,722,906
7.875%, 3/1/30	34,645,000	41,298,953
6.90%, 1/15/32	15,465,000	16,564,005
7.875%, 8/15/36, Callable 2016	7,825,000	8,859,246
Raytheon Co.
6.75%, 8/15/07	6,756,000	6,981,191
6.15%, 11/1/08	3,024,000	3,144,086
6.55%, 3/15/10	10,150,000	10,795,347
Time Warner, Inc. (AOL Time Warner)
7.625%, 4/15/31	94,605,000	110,832,596
7.70%, 5/1/32	61,765,000	73,125,066
Wyeth
5.50%, 3/15/13	10,070,000	10,327,389
5.50%, 2/1/14	94,215,000	96,544,843
Wyeth (American Home Products) 6.95%, 3/15/11	8,155,000	8,958,137
Xerox Corp.
9.75%, 1/15/09	44,100,000	49,392,000
7.125%, 6/15/10	72,640,000	76,453,600
6.875%, 8/15/11	25,150,000	26,281,750
7.20%, 4/1/16	17,346,000	18,907,140

		2,076,985,359

	PAR VALUE	VALUE
TRANSPORTATION: 1.0%
Burlington Northern Santa Fe Railway 7.57%, 1/2/21	$12,509,071	$14,511,523
CSX Transportation, Inc. 9.75%, 6/15/20	10,072,000	14,082,056
Fedex Corp. 6.72%, 1/15/22	8,241,984	9,036,924
Norfolk Southern Corp. 9.75%, 6/15/20	13,908,000	19,832,043
Union Pacific Corp.
5.082%, 1/2/29	9,725,000	9,708,370
6.70%, 2/23/19	13,108,818	14,269,866
6.85%, 1/2/19	6,224,335	6,843,532

		88,284,314

		2,645,689,967

TOTAL FIXED-INCOME SECURITIES (Cost $9,042,190,450)		9,082,232,327

SHORT-TERM INVESTMENTS: 2.2%

	PAR VALUE	VALUE
SSgA Prime Money Market Fund	$46,444,447	$46,444,447
State Street Repurchase Agreement, 3.00%, 10/3/05, maturity value $158,772,683 (collateralized by U.S. Treasury Securities, value $161,908,349, 3.25%-3.375%, 2/28/07-8/15/07)	158,733,000	158,733,000

TOTAL SHORT-TERM INVESTMENTS (Cost $205,177,447)		205,177,447

TOTAL INVESTMENTS (Cost $9,247,367,897)	99.9%	9,287,409,774
OTHER ASSETS LESS LIABILITIES	0.1%	11,550,921

TOTAL NET ASSETS	100.0%	$9,298,960,695

(a)	Cumulative preferred security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2005, all such securities in total represented $74,141,479 or 0.8% of total net assets.

(c)	EOP Operating Limited Partnership is the operating partnership of Equity Office Properties Trust.

When two issuers are identified, the first name refers to the acquirer or successor obligor, and the second name (within the parentheses) refers to the original issuer of the instrument.

CMO: Collateralized Mortgage Obligation

REMIC: Real Estate Mortgage Investment Conduit

7 / Dodge & Cox Income Fund

Notes to Portfolio of Investments (unaudited)

Security valuation. The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed-income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques. Valuations of fixed-income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions. Security transactions are recorded on the trade date.

Income tax matters. At September 30, 2005, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $40,041,877 of which $137,005,688 represented appreciated securities and $96,963,811 represented depreciated securities.

Other. For more information regarding the Fund and its holdings, please see the Fund’s most recent prospectus and semi-annual report.

Dodge & Cox Income Fund / 8

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9 / Dodge & Cox Income Fund

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Dodge & Cox Income Fund / 10

Officers and Trustees

Harry R. Hagey, Chairman & Trustee

Chairman & Chief Executive Officer, Dodge & Cox

John A. Gunn, President & Trustee

President, Dodge & Cox

Dana M. Emery, Vice President & Trustee

Senior Vice President, Dodge & Cox

William F. Ausfahl, Trustee

Former Chief Financial Officer and member of Board of Directors, The Clorox Company

L. Dale Crandall, Trustee

Former President, Kaiser Foundation Health Plan and Hospitals

Thomas A. Larsen, Trustee

Director, Howard, Rice, Nemerovski, Canady, Falk & Rabkin

Will C. Wood, Trustee

Principal, Kentwood Associates, Financial Advisers

A. Horton Shapiro, Executive Vice President

Senior Vice President, Dodge & Cox

Katherine Herrick Drake, Vice President

Vice President, Dodge & Cox

Kenneth E. Olivier, Vice President

Executive Vice President, Dodge & Cox

Diana S. Strandberg, Vice President

Vice President, Dodge & Cox

John M. Loll, Treasurer & Asst. Secretary

Vice President & Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary & Asst. Treasurer

Chief Operating Officer, Secretary & General Counsel, Dodge & Cox

Marcia P. Venegas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox